                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                       INTERMAGNETICS GENERAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
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       ----------------------------------------------------------------------

    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                      LOGO

                       INTERMAGNETICS GENERAL CORPORATION

                    Notice of Annual Meeting of Shareholders
                                November 16, 2004


TO THE SHAREHOLDERS OF
INTERMAGNETICS GENERAL CORPORATION:

         Notice is hereby given that the annual meeting of shareholders of INTERMAGNETICS GENERAL CORPORATION (the "Company") will be held at the Desmond Hotel and Conference Center, 660 Albany-Shaker Road, Albany, New York 12211, on November 16, 2004 at 1:00 p.m. local time, for the following purposes:

        1.  To elect three (3) directors;

        2. To approve the reincorporation of the Company in the State of Delaware;

        3. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock;

        4. To amend the Company's Certificate of Incorporation to provide for election of directors by a plurality of the votes cast.

        5.  To amend the Company's 2000 Stock Option and Stock Award Plan; and

        6. To transact such other business as may properly come before the meeting or any adjournments thereof.

         All Shareholders of record as of the close of business on September 21, 2004 are entitled to notice of the annual meeting and to vote at the annual meeting and any adjournments thereof.

                                            By order of the Board of Directors,


                                            KATHERINE M. SHEEHAN
                                            Corporate Secretary

Latham, New York
September 27, 2004


               REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE
             MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES
                   NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS


2004 Annual Meeting of Shareholders.......................................... 2
PROPOSAL ONE................................................................. 4
     Information Regarding Directors......................................... 5
     Director Remuneration................................................... 9
     Security Ownership of Certain Beneficial Owners and Management..........11
PROPOSAL TWO.................................................................13
PROPOSAL THREE...............................................................32
PROPOSAL FOUR................................................................33
PROPOSAL FIVE................................................................35
Executive Compensation.......................................................42
Audit Committee Report.......................................................52
Report of Compensation Committee.............................................54
Stock Performance Graph......................................................56


ANNEX A - Form of Agreement and Plan of Merger
ANNEX B - Certificate of Incorporation of Intermagnetics, Inc.
ANNEX C - By-Laws of Intermagnetics, Inc.
ANNEX D - Amended and Restated 2000 Stock Option and Stock Award Plan

                       INTERMAGNETICS GENERAL CORPORATION

                             450 OLD NISKAYUNA ROAD
                                  P.O. BOX 461
                             LATHAM, NEW YORK 12110


                                 PROXY STATEMENT

                       2004 ANNUAL MEETING OF SHAREHOLDERS


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Intermagnetics General Corporation (the "Company", "we", "our" or "us") for use at the 2004 annual meeting of shareholders, and at any adjournments thereof. The annual meeting is scheduled to be held at the Desmond Hotel and Conference Center, 660 Albany-Shaker Road, Albany, New York 12211, on November 16, 2004 at 1:00 p.m. local time. This proxy statement and the accompanying proxy will be distributed to shareholders on or about October 8, 2004.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by our officers and directors and a small number of regular employees who will not be specially compensated for such services. We may also utilize the services of a third party firm to assist in the solicitation of proxies for a fee not to exceed $10,000 plus their costs and expenses. We will also request banks and brokers to solicit proxies from their customers, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

         Our annual report on Form 10-K (excluding exhibits) for the fiscal year ended May 30, 2004, was mailed with this proxy statement but does not constitute a part of this proxy statement.

         On February 7, 2000, we appointed PricewaterhouseCoopers LLP as our independent accountants. The Audit Committee has appointed PricewaterhouseCoopers to continue to serve as our independent accountants during the current fiscal year. We have asked that a representative of PricewaterhouseCoopers attend the 2004 annual meeting of shareholders. This representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate shareholder questions.

                              VOTING AT THE MEETING

         Common Stock holders of record at the close of business on September 21, 2004 are entitled to vote at the meeting. As of September 13, 2004, there were 27,942,006 shares of Common Stock issued and outstanding.

         The Company presently has no other class of stock outstanding and entitled to be voted at the meeting. The attendance in person or by proxy of shareholders holding one-third of all votes entitled to be cast will constitute a quorum.

         Shares cannot be voted at the meeting unless the holder of record is present in person or by proxy. You may use the enclosed proxy to authorize the voting of your shares at the meeting. The shares of Common Stock represented by each properly executed proxy will be voted at the meeting in accordance with each shareholder's directions. If any other matters are properly presented to the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

         Three (3) directors will be elected through cumulative voting by a plurality of the votes cast. Accordingly, you may multiply the number of shares held by you as of September 21, 2004 by three (3) and cast all votes for a single director or distribute your votes among the three (3) directors standing for election. On all other matters to be voted upon by the shareholders, each share outstanding on September 21, 2004 entitles its holder of record on that date to one (1) vote.

         Under rules promulgated by the Securities and Exchange Commission (the "SEC"), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

         Please specify your choice(s) by marking the appropriate boxes on the enclosed proxy card. If you submit a proxy with no choice specified, the shares will be voted as recommended by the Board of Directors. Brokerage firms that are members of the New York Stock Exchange or the American Stock Exchange and hold shares in street name for customers have the authority under the exchange rules to vote in their discretion on behalf of their clients on matters which the exchanges determine to be routine, provided their clients have not furnished voting instructions within ten (10) days of the shareholders' meeting.

         Execution of the accompanying proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy by giving written or oral notice of revocation to our Corporate Secretary, or by delivering a subsequently executed proxy, at any time before the proxy is voted.

                                  SPECIAL NOTE
         Your proxy vote is important. Please complete, sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you plan to attend the meeting to vote in person and your shares are registered with the Company's transfer agent in the name of your broker or bank, you must secure a legal proxy from your broker or bank assigning voting rights to you for your shares.

                                  PROPOSAL ONE
                                  ------------
                              ELECTION OF DIRECTORS

         Our Board of Directors is divided into two (2) classes having staggered terms of two (2) years each. The Board of Directors fixes the number of directors that will serve on the Board through a majority vote of the then existing directors. The Board currently consists of seven (7) members. On September 16, 2004, the Board approved a resolution to reduce the size of the Board to six (6) members effective November 16, 2004.

         The Board has nominated the following individuals to serve as directors for a two-year term ending in 2006: John M. Albertine, Glenn H. Epstein, and Larry G. Garberding. Messrs. Albertine, Epstein and Garberding currently serve as directors of the Company. Mr. Epstein is Chairman of the Board.

         The nominees have consented to be named and to serve if elected. Unless otherwise indicated on the proxy card, proxies received will be voted for the election of the nominees. The Board believes all nominees will be able to serve as directors. If this should not be the case, however, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. Shareholders may vote cumulatively for any or all of the nominees or their substitutes. It is the Company's intention to have the proxy holders exercise cumulative voting rights to elect the maximum number of the nominees or their substitutes.

           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH
                        DIRECTOR NOMINEE (PROPOSAL # 1)

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTORS
AND REGARDING CONTINUING DIRECTORS

                         NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2006

                                   Principal Occupations During                        Year First
                                   the Past Five Years and                             Became
Name of Director          Age      Certain Directorships                               Director
----------------          ---      ---------------------                               --------

John M. Albertine         60       Chairman and CEO of Albertine Enterprises, Inc.     1996
                                   (an economic forecasting and public policy firm)
                                   and Chairman of Albertine Industries (a merchant
                                   banking firm), since 1990; Director of Semco
                                   Energy Inc. and Kadant Inc. (formerly, Thermo
                                   Fibertek, Inc.), Trustee, Virginia Retirement
                                   System.

Glenn H. Epstein          46       Chairman and Chief Executive Officer of the         1998
                                   Company; prior to joining Intermagnetics as
                                   President in 1997, Mr. Epstein worked for Oxford
                                   Instruments Group, plc as President of Nuclear
                                   Measurements Group, Inc. (a wholly-owned
                                   subsidiary of Oxford Instruments, plc).

Larry G. Garberding       65       Executive Vice President, CFO and Director of DTE   2002
                                   Energy Company (1990 - 2001); Director of Plug
                                   Power, Inc. and Intermap Technologies Corporation.


                       CONTINUING DIRECTORS SERVING TERMS EXPIRING IN 2005

Michael E. Hoffman        45       Friedman, Billings, Ramsey & Co., Inc., Managing    2001
                                   Director, Deputy Director of Research; Credit
                                   Suisse First Boston, Global Head of Value Based
                                   Research Group from 1999-2001 and Director,
                                   Business and Environmental Services from
                                   1993-1999.

Thomas L. Kempner         77       Chairman and CEO Loeb Partners Corporation;         1988
                                   Director of CCC Information Services Group, Inc.,
                                   Dyax Corp., FuelCell Energy, Inc., IGENE
                                   Biotechnology, Inc., Insight Communications
                                   Company, Inc., Northwest Airlines, Inc.
                                   (Emeritus), and Intersections, Inc..

Sheldon Weinig            76       Adjunct Professor at Columbia University and State  1993
                                   University of New York at Stony Brook, NY;
                                   Director of Insituform Technology Inc.


DIRECTOR QUALIFICATION STANDARDS

         Candidates for membership to our Board of Directors should be individuals who possess the highest personal and professional ethics and integrity and have demonstrated professional achievement and leadership capabilities. Each should have knowledge, experience and demonstrated expertise in an area or areas important to the Company, such as, but not limited to management, finance, marketing, technology, medicine, human resources, public policy and law. Candidates must evidence a commitment to devote the substantial time and energy required of productive board members.


GENERAL INFORMATION CONCERNING THE BOARD OF DIRECTORS, ATTENDANCE AND ITS COMMITTEES

         The Board of Directors held ten (10) meetings in the fiscal year ended May 30, 2004. Our by-laws provide that the Board, by resolution adopted by a majority of the entire Board, may designate an Executive Committee or other committees, each of which shall consist of three (3) or more directors. The Board of Directors annually elects from its members the Governance, Compensation, Audit, Nominating and Executive Committees. During the last fiscal year, each director attended at least 76% of the aggregate of the meetings of the Board of Directors and the committee or committees on which he served, and all Directors attended the Company's 2003 Annual Meeting of Shareholders.

         Governance Committee. The Governance Committee is presently composed of Messrs. Garberding, Hoffman, Hyde, Kempner, Weinig and Albertine (Committee Chairman), all of whom are non-employee directors. The role of the Governance Committee is to ensure that the Company's Board of Directors, its Certificate of Incorporation and its By-laws are structured in a way that best serves the corporation and its shareholders. The Committee also evaluates board performance and management succession planning. In addition, the committee reviews changes in legislation, regulations and other developments impacting corporate governance and makes recommendations to the full Board with respect to these matters. This Committee met five (5) times during fiscal year 2004.

         Compensation Committee. The Compensation Committee is presently composed of Messrs. Garberding, Kempner and Hoffman (Committee Chairman), all of whom are independent as defined in the applicable rules of the Nasdaq National Market. The Compensation Committee reviews and approves the recommendations of the Company's Chief Executive Officer as to the appropriate level of compensation for the Company's principal executive officers and certain other key personnel and recommends to the Board of Directors the compensation of the Chief Executive Officer. The Compensation Committee also oversees the Company's Incentive Bonus Program and recommends grants under the Company's Stock Option and Stock Award Plan. (See "Executive Compensation.") This Committee met three
(3) times during fiscal year 2004.

         Audit Committee. The Audit Committee is presently composed of Messrs. Hoffman, Hyde, Kempner, Weinig and Garberding (Committee Chairman), all of whom are independent as defined in the applicable rules of the SEC and the Nasdaq National Market. Mr. Garberding is a financial expert and is independent as those terms are defined in Item 401 of Regulation S-K promulgated under the Exchange Act. This Committee meets with the Company's independent accountants to review the scope of auditing procedures and the Company's accounting procedures and internal controls, and considers any non-audit functions to be performed by our independent auditors. The Committee also provides general oversight with respect to the accounting principles employed in the Company's financial reporting. The Audit Committee met ten (10) times during fiscal year 2004.

         Nominating Committee. The Nominating Committee is presently composed of Messrs. Garberding, Hyde and Weinig (Committee Chairman), all of whom are independent as defined in the applicable rules of the Nasdaq National Market. This Committee, in addition to the entire Board of Directors, considers candidates for director of the Company. The Nominating Committee Charter is available on the Investor Relations page on Intermagnetics website at http://www.igc.com. The Nominating Committee also considers nominees recommended by shareholders. Shareholders desiring to submit the name of, and any pertinent data with respect to, a nominee should send this information in writing to the Chairman of the Nominating Committee, in care of the Company's Corporate Secretary. The Nominating Committee met two (2) times during fiscal year 2004.

         Executive Committee. The Executive Committee is presently composed of Messrs. Albertine, Hoffman, Kempner and Epstein (Committee Chairman). This Committee meets at the direction of the Board to act on special matters in accordance with the Bylaws of the Company. The Executive Committee met once during fiscal year 2004.

DIRECTOR INDEPENDENCE

         Under the rules promulgated by the SEC and the Nasdaq National Market with respect to director independence, the Board has determined that Messrs. Garberding, Hoffman, Hyde, Kempner and Weinig are independent Directors as defined in such rules.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No interlocking relationship existed during fiscal 2004 between our Board or Compensation Committee and the board of directors or compensation committee of any other company.

CODE OF CONDUCT

         All of our directors, officers and employees must act ethically, legally and with integrity at all times and are required to comply with our Code of Business Conduct and Ethics as well as our other policies and standards of conduct. Our Code of Business Conduct and Ethics can be obtained through our website at www.igc.com under the Investor Relations window or may be obtained, without charge, by written request to our Corporate Secretary at Intermagnetics General Corporation, P.O. Box 461, Latham, New York 12110.

EXECUTIVE SESSIONS

         In accordance with Nasdaq Rules, the Board currently schedules regular meetings at which only independent directors are present. The executive sessions are scheduled in conjunction with each Board meeting at which the members of the Board of Directors meet in person. Executive sessions occurred at every Board meeting at which the Directors met in person during the fiscal year 2004.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

         The Board provides a process for stockholders to send communications to the Board or any of the directors, including the independent directors. All such communications must be in writing and shall be addressed to the attention of:
Corporate Secretary, Intermagnetics General Corporation, P.O. Box 461, Latham, New York 12110-0461. All inquiries will be reviewed by the Secretary who will forward to the Board a summary of all such correspondence and copies of all communications that she determines require the attention of the Board or the individual directors, on a regular basis. The Board has requested that the Corporate Secretary not forward the following types of communications: general surveys and mailings to solicit business or advertise products, job applications or resumes, product inquiries or complaints or new product suggestions or any material that is threatening, illegal or does not relate to the responsibilities of the Board. If a shareholder requests that any communication be treated as confidential and delivered only to one or more of the directors, the communication can be submitted to the Corporate Secretary in a sealed envelope with a request that the communication be treated as a confidential matter for immediate delivery to the intended recipient(s).

REPORTING OF ETHICAL CONCERNS TO THE AUDIT COMMITTEE OF THE BOARD

         The Audit Committee of the Board of Directors has established procedures for employees, stockholders, vendors or others to communicate concerns about the Company's ethical conduct or business practices, including accounting, internal controls or financial reporting issues, to the Audit Committee, which has responsibility for these matters. Matters may be reported using our Report Line at 1-888-823-2885 - on an identified or anonymous basis.

Please visit our website www.igc.com under Investor Relations to review the Company's Code of Business Ethics and Conduct for additional information.

DIRECTOR REMUNERATION

         On April 9, 2003 the Board of Directors adopted a new compensation plan for non-employee Directors (the "Compensation Plan"). The Board developed the Compensation Plan with the assistance of a compensation consulting firm. Based on this consultation and market data obtained by the Board, it concluded that in order to attract and retain qualified Directors, the Board should seek to compensate its non-employee Directors at a target level in the range of the 75th percentile of publicly traded companies with $500,000,000 to $1,000,000,000 in annual revenue. This target reflects the Company's growth strategy and its desire to attract directors qualified to serve on boards of companies of this size. A copy of the Compensation Plan was filed with the Securities and Exchange Commission in the Company's Annual Report on Form 10-K. Under the Compensation Plan, which has a five (5) year term, the non-employee Directors received the following compensation in fiscal year 2004 (all share amounts and per-share prices have been adjusted to reflect the 50% stock dividend issued by the Company on August 17, 2004):

         Annual Retainer                      $30,000
         Board Meeting Fee                    $ 2,500 per meeting
         Committee Meeting Fee                $ 1,500 per meeting
         Annual Equity Grant                    5,250 shares (based on $10.67 stock price)
         Special Restricted Equity Award      $25,000

         The Annual Retainer is paid quarterly. Committee Meeting fees are paid for each meeting at which formal committee action is taken, and which is held on a date other than the date of a regular or special meeting of the full Board or the day immediately preceding such full Board meeting. The Chairmen of the Audit and Compensation Committees receive an additional annual fee of $2,500. The Chairmen of the Nominating and Governance Committees receive an additional annual fee of $1,500. The Board may change the number of shares received for the Annual Equity Grant based on fluctuations in the Company's stock price. The Annual Equity Grant is intended to provide approximately $60,000 in Company common stock annually. At the time the Compensation Plan was adopted, the number of shares to be granted was 5,250, based on a $10.67 per share stock price. The Annual Equity Grant will be reviewed by the Board each year prior to the grant if the Company's stock price is more than ten percent (10%) above or below $10.67. In fiscal 2004, the Board determined that it would use the average stock price for the one year period preceding the grant to determine the Annual Equity Grant, which was $12.92, resulting in a grant of 4,334 shares. The Special Restricted Equity Award of $25,000 is delivered as restricted common stock of the Company. These Awards will be granted annually through 2007 on the last business day in the month of January following the Annual Meeting. The number of shares to be granted is determined by dividing $25,000 by the closing price of the Company's common stock as reported on the Nasdaq National Market on the last trading day preceding the grant date. Each Special Restricted Equity Award vests over five (5) years with 10% vesting on each of the first four (4) Annual Meeting dates following the date of grant and the remainder vesting on the fifth Annual Meeting date following the date of the grant. Each outstanding Special Equity Award will become fully vested if the director ceases to be a director as a result of the director's death or permanent disability, or if a Change in Control (as defined in the Company's 2000 Stock Option and Stock Award Plan) of the Company occurs while the director is serving as a member of the Board.

         Each Director may elect to be paid some or all of his cash compensation in the form of common stock of the Company for the following Annual Period. The cash to stock conversion will be made on the day the cash payment would otherwise be due, based on the closing price of the Company's common stock as reported on the Nasdaq National Market on the last trading day preceding the day the cash payment would otherwise be due. If a director is first elected to the Board at a meeting other than an Annual Meeting, he or she must make the election to convert cash compensation to stock before his or her election to the Board.

         The Compensation Plan year commences on the day after the Company's Annual Shareholders meeting and ends on the date of the following Annual Shareholders meeting. During fiscal year 2004, the Directors received an Annual Equity Grant of 4,334 shares and a Special Restricted Equity Award of 1,493 shares under the Compensation Plan. Each non-employee Director earned the following cash compensation during the fiscal year: John M. Albertine ($49,000), Larry G. Garberding ($51,000), James S. Hyde ($47,000), Michael E. Hoffman ($51,000), Thomas L. Kempner ($45,000) and Sheldon Weinig ($49,000).


REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

         Under the Company's Restated Certificate of Incorporation (Article SIXTH), a director may not be elected unless the name of the nominee, the nominee's consent, and information concerning the nominee's present and prior occupations and transactions with the Company or its subsidiaries are filed with our Corporate Secretary no later than the time fixed in the by-laws.

         Section 2.03(b) of our by-laws provides that any shareholder entitled to vote for the election of directors at a meeting may nominate a director for election if written notice of the nomination is received by the Company's Corporate Secretary not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of the shareholders called for the election of directors, with certain exceptions. This section does not apply to nominations for which proxies are solicited under applicable regulations adopted by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The notice must contain, or be accompanied by, the following:

         (a) the name and address of the shareholder who intends to make the nomination;

         (b) a representation that the shareholder is a holder of record of the Company's voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (c) such information regarding each nominee as would be required in a proxy statement filed pursuant to the SEC's proxy rules had proxies been solicited with respect to the nominee by the Company's Board of Directors;

         (d) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and

         (e) the consent of each nominee to serve as director of the Company if so elected.

         Pursuant to the above requirements, our Corporate Secretary must receive appropriate notices for nominations of directors for consideration at the 2004 annual meeting no later than October 29, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to shares of Common Stock beneficially owned by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, by all directors and executive officers as a group, and by persons to our knowledge who own 5% or more of our Common Stock. This information has been provided by each of the directors and executive officers as of September 6, 2004. This information includes shares subject to stock options and similar rights held by each individual or group to the extent such rights are exercisable within sixty (60) days of the date as to which information is provided.

                                                          Number of Shares            Percentage of
Beneficial Owner                                          Beneficially Owned(1)          Class(2)
----------------                                          ---------------------          --------
Lord, Abbett & Co.                                             1,737,857                   6.2%
90 Hudson St.
Jersey City, NJ 07302(3)
Glenn H. Epstein(4)                                              416,499                   1.4%
James S. Hyde(5)                                                 215,973                   *
Thomas L. Kempner(6)                                             137,777                   *
Leo Blecher(7)                                                   108,779                   *
Michael K. Burke (8)                                              93,588                   *
Sheldon Weinig(9)                                                 74,559                   *
Philip J. Pellegrino(10)                                          70,794                   *
John M. Albertine(11)                                             46,044                   *
Michael E. Hoffman (12)                                           24,929                   *
Larry G. Garberding(13)                                           17,783                   *
Thomas J. O'Brien(14)                                              8,000                   *

All executive officers and directors as a group                1,390,551                   4.9%
(14 persons) (15)

(1) Nature of ownership consists of sole voting and investment power unless otherwise indicated. All share amounts have been adjusted to reflect the 50% stock dividend issued by the Company on August 17, 2004.

(2) The percentage for each individual or group is based on the aggregate of the shares outstanding as of September 13, 2004, which was 27,942,006, and all shares issuable to such individual or group upon the exercise of outstanding stock options or similar rights to the extent such rights are exercisable within sixty (60) days of such date.

(3) Based on information provided on Form 13F filed by the holder on June 30, 2004, which was adjusted to reflect the Company's 50% stock dividend issued on August 17.

(4)  Includes presently exercisable options to purchase 81,421 shares.

(5)  Includes presently exercisable options to purchase 27,016 shares.

(6) Mr. Kempner disclaims beneficial ownership as to 27,180 of such shares. Also includes presently exercisable options to purchase 41,112 shares.

(7)  Includes presently exercisable options to purchase 6,801 shares.

(8)  Includes presently exercisable options to purchase 39,478 shares.

(9)  Includes presently exercisable options to purchase 41,112 shares.

(10) Includes presently exercisable options to purchase 22,500 shares and 750 shares of restricted stock.

(11) Includes presently exercisable options to purchase 24,667 shares.

(12) Includes presently exercisable options to purchase 9,396 shares.

(13) Includes presently exercisable options to purchase 4,698 shares.

(14) Includes presently exercisable options to purchase 5,000 shares.

(15) Includes presently exercisable options to purchase 367,261 shares, and includes certain shares as to which beneficial ownership is disclaimed.

                                  PROPOSAL TWO
                                  ------------
              APPROVAL OF REINCORPORATION FROM NEW YORK TO DELAWARE

         The Board of Directors has unanimously approved and declared advisable a proposal to change the Company's state of incorporation from New York to Delaware (the "Reincorporation").

REASONS FOR REINCORPORATION IN DELAWARE

         Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. As a result of these efforts, many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company. The Delaware courts have developed considerable expertise in dealing with corporate legal issues and have developed a well-established body of case law construing the Delaware General Corporation Law (the "Delaware Law" or "DGCL"), providing businesses with a greater measure of assurance as to the validity and consequences of corporate decisions and actions than exists in other jurisdictions. The Company believes the predictability afforded by the well-established principles of corporate governance under the DGCL will be of benefit to the Company and its shareholders and should assist the Company in its ability to continue to attract and retain outstanding directors and officers. The DGCL is generally acknowledged to be the most advanced and flexible corporate statute in the country.

GENERAL

         To effect the Reincorporation, the Company will form a Delaware corporation, Intermagnetics, Inc. ("Intermagnetics-Delaware"), all of whose capital stock the Company will own. The Reincorporation will be effected by merging the Company with and into Intermagnetics-Delaware, with Intermagnetics-Delaware being the surviving corporation and the Company's current shareholders receiving shares of common stock of Intermagnetics-Delaware as consideration (the "Merger"), all in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). A copy of the form of Merger Agreement is attached to this Proxy Statement as Annex A, and statements herein regarding the Merger Agreement are qualified by reference to the complete Merger Agreement.

         The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Reincorporation will not result in any change in our business, management, location of our headquarters or any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with Intermagnetics-Delaware. None of our subsidiaries will change their respective states or jurisdictions of incorporation in connection with the Reincorporation. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the Reincorporation.

         Upon consummation of the Merger, pursuant to the Merger Agreement each outstanding Common Share of the Company (the "New York Common Stock") automatically will be converted into one share of common stock, par value $0.10 per share, of Intermagnetics-Delaware (the "Delaware Common Stock"), and each holder of New York Common Stock will be deemed to hold a number of shares of Delaware Common Stock equal to the number of shares of New York Common Stock held by such holder immediately prior to the Reincorporation. Upon consummation of the Merger, the Delaware Common Stock will trade on Nasdaq under the symbol "IMGC". Intermagnetics-Delaware will also file with the Securities and Exchange Commission and provide to its stockholders the same types of reports and information that the Company has previously filed and provided. It will not be necessary for the Company's shareholders to exchange their existing share certificates following the Reincorporation. However, after consummation of the Reincorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Intermagnetics-Delaware's transfer agent for cancellation and obtain a new Delaware form of certificate.

         In addition, as soon as the Reincorporation becomes effective, each outstanding option, right or warrant to acquire shares of New York Common Stock will be converted into an option, right or warrant to acquire an equal number of shares of Delaware Common Stock, under the same terms and conditions as the original option, right or warrant and such options, rights and warrants shall no longer represent the right to acquire shares of New York Common Stock.

         All of the Company's employee benefit plans, including the Intermagnetics General Corporation 2000 Stock Option and Stock Award Plan (the "2000 Plan") and the Intermagnetics General Corporation 1990 Stock Option Plan (the "1990 Plan" and, together with the 2000 Plan, the "Plans"), will be assumed and continued by Intermagnetics-Delaware following the Reincorporation, and shares of Delaware Common Stock will be authorized to be issued under the 2000 Plan and 1990 Plan equal to the number of shares of New York Common Stock currently authorized to be issued under the Plans.

         No additional stock options will be granted under the 1990 Plan. Intermagnetics-Delaware intends to grant stock options and stock awards under the 2000 Plan, which currently provides for the issuance of a maximum of 3,051,000 shares to employees, consultants and directors, subject to shareholder approval of the Reincorporation. It will be necessary for the shareholders of the Company to re-approve the 2000 Plan in connection with the assumption of the 2000 Plan by Intermagnetics-Delaware, in order to comply with applicable tax and other requirements. Accordingly, we are submitting re-approval of the 2000 Plan as part of this Proposal #2 for your vote in connection with the Reincorporation. By voting to approve the Reincorporation, you will also be voting to reapprove the 2000 Plan, as currently in effect, and, if the amendment of the 2000 Plan described in Proposal #5 is approved, as so amended. The 2000 Plan, as currently in effect, and as proposed to be amended pursuant to Proposal #5, is described under Proposal #5 below.

         As a result of the Merger, each shareholder of the Company will become a stockholder of Intermagnetics-Delaware. Your rights as a stockholder will be governed by the Certificate of Incorporation of Intermagnetics-Delaware, a copy of the form of which is attached to this Proxy Statement as Annex B (the "Delaware Charter"), the By-laws of Intermagnetics-Delaware, a copy of the form of which is attached to this Proxy Statement as Annex C (the "Delaware By-laws"), and the DGCL.

NO CHANGE IN TRANSFERABILITY OF SHARES

         Shareholders whose shares of New York Common Stock were freely tradable before consummation of the Reincorporation will own shares of Delaware Common Stock that are freely tradable after consummation of the Reincorporation.

         Shareholders holding pre-Reincorporation shares of New York Common Stock with transfer restrictions will hold post-Reincorporation shares of Delaware Common Stock that have the same restrictions. For purposes of Rule 144 under the Securities Act of 1933, stockholders who hold Delaware Common Stock will be deemed to have acquired those shares on the date they originally acquired their corresponding shares of New York Common Stock.

EFFECTIVE TIME

         The Reincorporation is expected to become effective (the "Effective Time") as soon as reasonably practicable following the Annual Meeting, assuming shareholder approval has been obtained and all other conditions to the Merger have been satisfied or waived. Notwithstanding shareholder approval, the Merger Agreement and applicable law allow the board of directors to abandon the Reincorporation prior to the Effective Time.

INTERMAGNETICS-DELAWARE

         Prior to the Merger, we intend to form Intermagnetics-Delaware as our wholly owned subsidiary under the DGCL under the name "Intermagnetics, Inc.," exclusively for the purpose of merging with the Company. The address and phone number of Intermagnetics-Delaware's principal office will be the same as those of the Company. Prior to the Reincorporation, Intermagnetics-Delaware will have no material assets or liabilities and will not have carried on any business.

THE MERGER AGREEMENT

         The Merger Agreement provides that the Company will merge with and into Intermagnetics-Delaware, with Intermagnetics-Delaware being the surviving corporation. Pursuant to the Merger Agreement, Intermagnetics-Delaware will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts and the 1990 Plan and 2000 Plan described above. Our existing board of directors and officers will become the board of directors and officers of Intermagnetics-Delaware for identical terms of office. Our existing subsidiaries will become the subsidiaries of Intermagnetics-Delaware.

         The Merger Agreement was unanimously approved by the board of directors of the Company and will be approved by the board of directors of Intermagnetics-Delaware prior to the Merger.

REQUIRED VOTE

         Under New York law and our Restated Certificate of Incorporation (the "New York Charter"), the affirmative vote of the holders of at least a majority of the Company's Common Shares outstanding on September 21, 2004 is required for approval of the Reincorporation of the Company in Delaware. As a result, abstentions and broker non-votes will have the same effect as negative votes. Approval of the Reincorporation will constitute approval of the Merger and the Merger Agreement. If approved by the shareholders, it is anticipated that the Reincorporation would be completed as soon as reasonably practicable following the Annual Meeting. The Reincorporation may be abandoned or postponed or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if, in the opinion of the board of directors, circumstances arise that make such action desirable. If the Reincorporation proposal fails to obtain the requisite shareholder vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in New York.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

         In general, the Company's corporate affairs are presently governed by the corporate law of New York, the Company's state of incorporation, and by the New York Charter and the Company's By-laws (the "New York By-laws"), both of which have been adopted pursuant to New York law. The New York Charter and New York By-laws were filed with the SEC as exhibits to the Company's Annual Reports on Form 10-K and are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Intermagnetics General Corporation, 450 Old Niskayuna Road, Latham, New York 12110 Attn: Cathy Yudzevich, or by calling
Ms. Yudzevich at (518)782-1122.

         As described above, if the Reincorporation proposal is approved by the shareholders and the Merger occurs, the Company will merge with and into Intermagnetics-Delaware and the Company's shareholders will become stockholders of Intermagnetics-Delaware. Therefore, following the Merger, issues of corporate governance and control will be controlled by the DGCL, rather than by the Business Corporation Law of New York ("New York Law" or "NYBCL"). The New York Charter and the New York By-laws will be replaced by the Delaware Charter and the Delaware By-laws. The shareholders' approval of the Reincorporation will constitute their approval of all of the provisions of the Delaware Charter and Delaware By-laws, including those provisions relating to the limitation of director liability and expanded scope of indemnification of directors and officers under Delaware Law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. Accordingly, the differences among these documents and the New York Charter and the New York By-laws and between Delaware Law and New York Law are relevant to your decision whether to approve the Reincorporation proposal.

         It might be possible to achieve or approximate some of the results to be achieved under Delaware Law, the Delaware Charter and the Delaware By-laws by amending the New York Charter or New York By-laws to the extent permitted by New York Law. However, the board of directors concluded that this approach would not be as advantageous to the Company and would not enable the Company to take advantage of the responsiveness and predictability of Delaware Law. The board of directors accordingly chose the Reincorporation approach.

         In this description of the reincorporation proposal we summarize a number of differences between Delaware Law and New York Law and between the Delaware Charter and Delaware By-laws and the New York Charter and New York By-laws. The board of directors urges shareholders to read the discussion, the Merger Agreement, the Delaware Charter and the Delaware By-laws attached to this Proxy Statement.

         In considering the following discussion, it is important to be aware that a number of changes were made to New York Law, effective February 1998, in order to conform New York Law more closely with the rules afforded under the corporate laws of other states, such as Delaware. In many cases, these changes, although applying automatically to corporations formed after that effective date, did not also apply automatically to pre-existing corporations (like the Company). Accordingly, discussions in this Proxy Statement of New York Law are limited to that law as it currently applies to the Company, even though it currently applies differently to some other New York corporations and would apply differently to the Company if the Company were to seek shareholder approval to implement fully the applicable changes to the New York Charter.

         Shareholders are also advised that many provisions of Delaware Law and New York Law may be subject to differing interpretations, and that those offered herein may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. In addition, this discussion is qualified in its entirety by reference to Delaware Law and New York Law, case law applicable in Delaware or New York, the Delaware Charter, the Delaware By-laws, the New York Charter and the New York By-laws.

AMENDMENT OF CHARTER

         Under New York Law, except for certain ministerial changes to the charter which may be implemented by a corporation's board of directors without shareholder action, and except as otherwise required under a charter, a charter may be amended only if authorized by the board of directors and by the vote of the holders of a majority of the shares of stock entitled to vote on such amendment. Delaware Law allows a board of directors to recommend an amendment for approval by shareholders, and a majority of the shares entitled to vote at a shareholders' meeting are normally enough to approve that amendment. Both New York Law and Delaware Law also require that if a particular class or series of stock is adversely affected by certain types of amendments, then such class or series also must authorize such amendment in order for it to become effective.

         New York Law and Delaware Law both allow a corporation to require a higher proportion of votes in order to authorize charter amendments, if so provided in the charter. The Delaware Charter provides that any amendment to the Delaware Charter relating to (i) the liability and indemnification of directors and officers, (ii) the classification of the board of directors and term of directorships and the filling of directorship vacancies, (iii) stockholder action by written consent, and (iv) the matters to be considered by the board of directors in taking any action, including with respect to a change in control, can only be effected by the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock of Intermagnetics-Delaware. The New York Charter contains no comparable provision.

         In cases where the charter provides for so-called "blank check" preferred stock (that is, preferred stock that is undesignated as to series and relative rights), New York Law and Delaware Law also would allow the board of directors to establish one or more series of preferred stock and their relative rights, by amending the charter (called a certificate of designation in Delaware) without further shareholder action. Both the Delaware Charter and the New York Charter allow for "blank check" preferred stock.

AMENDMENT OF BY-LAWS

         Under New York Law, a corporation's by-laws may be amended by the vote of the holders of a majority of the votes cast with respect to such amendment (rather than a majority of the shares outstanding) or, if permitted under the corporation's charter or a by-law adopted by the shareholders, by the board of directors.

         The New York Charter provides that the board of directors may adopt, alter, amend or repeal the New York By-laws to the full extent permitted by law. The New York By-laws provide that they may be amended by the Board of Directors, provided the By-laws or any such amendment may be amended or repealed by the vote of shareholders entitled to vote therein.

         Under Delaware Law, the power to adopt, amend or repeal the by-laws is vested in the stockholders entitled to vote or, if permitted under the corporation's charter, by the board of directors. The Delaware Charter and Delaware By-laws provide the board of directors with the authority to alter, amend or repeal the Delaware By-laws and also provides that any such action taken by the board can be superseded by vote of at least 66-2/3% of the voting power of the then outstanding voting stock of Intermagnetics-Delaware entitled to vote on the matter.

WHO MAY CALL SPECIAL MEETINGS OF SHAREHOLDERS

         Under both New York Law and Delaware Law, the board of directors or anyone authorized in the charter or by-laws may call a special meeting of shareholders. Currently, the New York By-laws provide that special meetings may be called by the board of directors. The Delaware By-laws also provide that special meetings may be called only by the board of directors.

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER MEETING

         New York Law permits shareholder action in lieu of a meeting by unanimous written consent of those shareholders who would have been entitled to vote on a given action at a meeting. Alternatively, if a corporation's certificate of incorporation so provides, shareholder action may be taken under New York Law by a consent signed by the holders of outstanding voting stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a shareholder meeting. Delaware Law, on the other hand, generally permits shareholders to take action by the written consent of holders collectively owning at least the minimum number of votes (generally, a majority) that would be required for action at a shareholders' meeting assuming the presence of all shareholders entitled to vote thereon.

         The Delaware Charter eliminates actions by written consent of shareholders. Elimination of such shareholders' written consents may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders' written consents may deter hostile takeover attempts because of the lengthened shareholder approval process. The board of directors believes this provision, like the other provisions to be included in the Delaware Charter and Delaware By-laws, will enhance the board of director's opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

RIGHT OF SHAREHOLDERS TO INSPECT SHAREHOLDER LIST

         Under New York Law, a shareholder of record may inspect the list of record shareholders upon giving at least five days' written demand to do so. The inspection may be denied if the shareholder refuses to give an affidavit that such inspection is not desired for a purpose which is in the interest of a business other than the business of the corporation and that the shareholder has not been involved in selling or offering to sell any list of shareholders of any corporation within the preceding five years. Under Delaware Law, any stockholder may upon making a demand under oath stating the purpose thereof, inspect the stockholders' list for any purpose reasonably related to the person's interest as a shareholder. In addition, for at least ten (10) days prior to each stockholders meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

VOTE REQUIRED FOR CERTAIN TRANSACTIONS

         New York Law generally prohibits New York corporations from engaging in mergers, consolidations and sales of all or substantially all of their assets without the approval of holders of at least two-thirds of the corporation's voting stock, unless the charter of a New York corporation specifies that such transactions can be approved by the holders of a majority of the corporation's voting stock. The New York Charter permits such transactions to be approved by the holders of a majority of the Company's voting stock, if they are submitted to the shareholders with the prior approval of the board of directors.

         Under Delaware Law, on the other hand, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets, unless the charter provides otherwise. Furthermore, in the case of a merger under Delaware Law, stockholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if these three conditions are met:

- No amendment of the surviving corporation's charter is made by the merger agreement; and

- Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

- The merger results in no more than a 20% increase in its outstanding common stock.


QUORUM

         Under the Delaware By-Laws, a quorum at a stockholders meeting is the presence in person or by proxy of the holders of a majority of the shares of stock entitled to vote at such meeting. Under the New York By-Laws, a quorum at a stockholders meeting is the presence in person or by proxy of the holders of one-third of the shares of stock entitled to vote at such meeting, unless an item of business is to be voted on by the holders of a class or series of the Company's shares, in which case a majority is required.

PROXIES

         Unless the proxy provides for a longer period, a proxy under New York Law can be voted or acted upon for eleven (11) months, compared with three (3) years under Delaware Law.

NUMBER OF DIRECTORS; FILLING OF VACANCIES

         Under both New York Law and Delaware Law, corporations must have at least one director. Under New York Law, the exact number of directors is fixed either in the charter, the by-laws, by the shareholders, or, if authorized in a shareholder-adopted by-law, by the board of directors. Under Delaware Law, the exact number of directors is fixed in the charter or in (or in the manner provided by) the by-laws.

         The New York By-laws provide that the number of directors shall be fixed by resolution adopted by a majority of the board of directors and may not be less than three. The Delaware Charter states the number of directors shall be determined by the Delaware By-laws. The Delaware By-laws provide that the number of directors shall be determined by a majority of the directors then in office. Under both the New York By-laws and the Delaware By-laws, in most instances vacancies are filled by the board of directors.

NOMINATIONS OF DIRECTORS; PROPOSALS

         Under the Delaware By-laws, a stockholder may nominate persons for election as directors or make certain other proposals if, subject to certain exceptions, the stockholder provides notice to the Corporation's Secretary not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. Such notice with respect to the nomination of a person as a director shall include a statement in writing setting forth (i) the name of the person to be nominated, (ii) the number and class of all shares of stock of the Corporation the person owns of record and beneficially, (iii) the information regarding the person required to be included in a proxy statement, by the rules and regulations of the Securities and Exchange Commission, for nominees for election as directors, (iv) the person's signed consent to serve as a director of the Corporation if elected, (v) the stockholder's name and address, the number and class of all shares of stock of the Corporation the stockholder owns of record and beneficially, and (vi) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. Stockholders proposals with respect to matters other than director nominations have similar information delivery requirements.

         Under the New York By-laws, a shareholder may nominate persons for election as directors if such shareholder provides notice to the Corporation's Secretary not less than 14 days nor more than 50 days prior to the meeting called for the election of directors. Such notice shall include a statement in writing setting forth (i) the name and address of the shareholder, (ii) a representation that the shareholder is a holder of record of the Corporation's voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) the information regarding the person required to be included in a proxy statement, by the rules and regulations of the Securities and Exchange Commission, for nominees for election as directors, (iv) the person's signed consent to serve as a director of the Corporation if elected, and (v) a description of all arrangements of understandings among the shareholder and each nominee and any other person or persons pursuant to which such nomination or nominations are to be made by the shareholder.

CLASSIFIED BOARD OF DIRECTORS

         Both New York Law and Delaware Law permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. New York Law and Delaware Law require that classified boards of directors be authorized in the corporation's charter or in a shareholder-adopted by-law. New York Law allows for as many as four different classes of directors, all as nearly equal in number as possible, and Delaware Law allows for up to three different classes of directors. Each of the New York Charter and the Delaware Charter authorizes a classified board of directors for the Company consisting of two classes.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

         The New York Charter provides for the election of directors by cumulative voting, meaning that each shareholder is entitled to an aggregate number of votes equal to the number of votes he or she would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The shareholders votes may be cast for a single director or distributed among any two or more directors considered for election. Proposal #4 below seeks to amend the New York Charter to provide for the election of directors by a plurality of the votes cast at a meeting of the shareholders by shareholders entitled to vote at the meeting. If Proposal #4 is approved by the shareholders, then the Delaware By-laws will provide for the election of directors by a plurality of the votes cast. If Proposal #4 is not approved, then the Delaware By-laws will provide for cumulative voting on substantially the same terms as are set forth in the New York Charter.


REMOVAL OF DIRECTORS BY SHAREHOLDERS

         Under New York Law, directors may be removed by a majority of shareholders for cause, and may be removed for cause by the directors if the charter or a shareholder-adopted by-law so provides. Furthermore, if the charter or a shareholder-adopted by-law so provides, directors may be removed by the shareholders without cause. Under Delaware Law, directors generally may be removed, with or without cause, by a majority of the shareholders. The New York Charter permits directors to be removed for cause by a vote of shareholders. The Delaware Charter also provides for removal of directors by shareholders for cause, but only with the vote of stockholders holding not less than 66-2/3% of the outstanding voting power.

LIMITATION OF DIRECTORS' LIABILITY

         Both states permit the limitation of a director's personal liability while acting in his or her official capacity, but only if the limitation is contained in the corporation's charter. Under New York Law, the charter may contain a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for any breach of duty. However, no provision can eliminate or limit:

- the liability of any director if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of New York Law; or
- the liability of any director for any act or omission prior to the adoption of such provision in the charter.

         The New York Charter contains a provision eliminating or limiting the personal liability of directors.

         Delaware Law also requires a charter provision in order to limit or eliminate a director's liability. However, Delaware Law precludes any limitation or elimination of liability if the director breaches his or her duty of loyalty to the corporation or its shareholders, or if his or her acts or omissions are not in good faith or involve intentional misconduct or a knowing violation of law or if he or she receives an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by Delaware Law. The Delaware Charter limits director liability to the fullest extent permitted by Delaware Law.

         Due to the variations in New York Law and Delaware Law, there may be circumstances where, despite the inclusion of charter provisions seeking the maximum director exculpation permitted by applicable law, a director could remain liable under New York Law for conduct that would not expose him or her to liability under Delaware Law, or vice versa.

COMMITTEE AUTHORITY

         Under the Delaware By-laws, board committees have all powers and authority of the Board except for (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval, or (ii) adopting, amending or repealing the Delaware By-Laws.

         Under the New York By-laws, board committees have all powers and authority of the Board except for (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to shareholders for approval, (ii) the filling of vacancies in the Board or any committee, (iii) the fixing of compensation of the directors, (iv) adopting, amending or repealing the New York By-Laws or (v) the amendment or repeal of any resolution of the Board which by its terms is not so amendable or repealable.

INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE

         With some variations, both New York Law and Delaware Law allow a corporation to "indemnify" (that is, to make whole) any person who is or was a director or officer of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, both New York Law and Delaware Law also allow the corporation to advance certain reasonable expenses the person will incur or to reimburse those person's expenses after they are incurred, even if liability is not actually proven. The right to indemnification under both New York Law and Delaware Law does not normally exclude other rights of recovery the indemnified person may have.

         Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. New York Law, however, restricts the kinds of claims that may be made under such insurance.

         The New York Charter contains a provision providing for the right of the Company to indemnify the Company's directors and officers subject to certain limitations. The New York By-laws provided that the Company may indemnify a director or officer of the Company if the director or officer is not adjudged to have acted in bad faith or with active and deliberate dishonesty or to have gained personally a financial profit or other advantage to which the director or officer was not legally entitled.

         However, neither New York Law nor Delaware Law permits indemnification of a director or officer if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, both laws generally require that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with (or, in Delaware only, not opposed to) the best interests of the corporation.

         If the Reincorporation is approved by the Company's shareholders, the Delaware Charter and the Delaware By-laws will permit the Company to indemnify directors and officers as fully as Delaware Law allows and will provide the Company with the authority to obtain insurance on behalf of the directors and officers as fully as Delaware Law allows.

LOANS TO, AND GUARANTEES OF OBLIGATIONS OF, DIRECTORS

         Under New York Law, a corporation may not lend money to, or guarantee the obligation of, a director unless the disinterested shareholders of such corporation approve the transaction. For purposes of the shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum. Moreover, under New York law, a guarantee may not be given by a New York corporation, if not in furtherance of its corporate purposes, unless it is authorized by two-thirds of the votes of all outstanding shares entitled to vote.

         Under Delaware Law, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director of the corporation who is also an officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

         Notwithstanding Delaware Law, the Company has not made and does not intend to make any personal loans to, or guarantees for the benefit of, any of its directors or officers in violation of Section 13(k) of the Securities Exchange Act of 1934.

TRANSACTIONS WITH INTERESTED DIRECTORS

         Under New York Law, a corporation may establish the validity of transactions between it and its interested directors through one of several methods, including the approval of a majority of the disinterested directors who are not involved in the transaction. Delaware Law provides that no transaction between a corporation and an interested director is void or voidable solely because that director is present at or participates in the meeting where such transaction is considered or because that director's votes are counted if the material facts of that director's interest are known to the board of directors and the board of directors in good faith authorizes the transaction by a vote of a majority of the disinterested directors, or if that director's interest is disclosed to the stockholders and the stockholders in good faith approve the transaction.

CONSIDERATION FOR SHARES

         Under New York Law, consideration for the issue of shares may consist of money or other property, tangible or intangible, labor or services actually received by or performed for the corporation, a binding obligation to pay the purchase price or a binding obligation to perform services, or some combination of the above. Stock certificates may not be issued until the amount of the consideration determined to be stated capital has been paid in cash (or certain other approved forms), and the consideration for the balance above stated capital, if any, which may include the above-referenced binding obligation, is provided for. Under Delaware Law, consideration may consist of cash, services rendered, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. However, the portion of the purchase price above the amount allocable to stated capital also can be issued (in whole or in part) upon receipt of the purchaser's binding obligation to pay such portion.

DIVIDENDS; REDEMPTION OF STOCK

         Subject to its charter provisions, under both New York Law and Delaware Law a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus."

         Under New York Law, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation remaining after such payment or distribution shall be at least equal to the amount of its stated capital. New York Law defines surplus as the excess of net assets over stated capital and permits the board of directors to adjust stated capital. Delaware Law defines surplus as the excess of net assets over stated capital and lets the board of directors adjust capital. If there is no surplus, Delaware Law allows a corporation to apply net profits from the current or preceding fiscal year, or both, with certain exceptions. In general, with certain restrictions, New York

Law permits a corporation to provide in its charter for redemption (at the option of the corporation of the shareholder or in certain other circumstances) of one or more classes or series of its shares. One such restriction provides that common stock may be issued or redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. Delaware Law permits redemptions only when the corporation has outstanding one or more shares of one or more classes or series of stock, which share or shares have full voting powers.

APPRAISAL RIGHTS

         The NYBCL generally provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) certain share exchanges, or (iv) certain amendments to the charter which adversely affect the rights of such shareholder. The DGCL provides such appraisal rights only in the case of shareholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under the NYBCL), unless additional appraisal rights are provided in the charter. The Delaware Charter does not provide any such additional appraisal rights.

         The NYBCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Appraisal rights may also be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations, and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

         Similarly, under the DGCL, appraisal rights are not available to a shareholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's shareholders. But, regardless of listing on an exchange, a dissenting shareholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of (a) shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation, (b) shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 shareholders of record after the merger or consolidation occurs, or (c) cash instead of fractional shares of the surviving corporation or another corporation.

PREEMPTIVE RIGHTS

         In New York, shareholders are generally entitled to preemptive rights in connection with certain types of stock issuances by the corporation, unless the charter expressly limits or eliminates preemptive rights. The New York Charter eliminates preemptive rights.

         In Delaware, the issuance of shares does not result in preemptive rights of shareholders unless the charter expressly provides them. The Delaware Charter does not expressly provide shareholders with preemptive rights. Therefore, stockholders of Intermagnetics-Delaware will have no statutory preemptive rights.

CAPITALIZATION

         The Company's capital stock currently consists of 40,000,000 authorized common shares, par value $.10 per share, of which 27,942,006 shares were issued and outstanding as of September 13, 2004, and 2,000,000 authorized shares of preferred stock, par value $.10 per share, of which none are currently outstanding. In addition, as of September 14, 2004, the Company had granted restricted stock awards and options to purchase a total of 2,499,426 common shares and held such number of shares in reserve for issuance upon the lapsing of such restrictions and the exercise of such options. The board of directors has determined that it is necessary to increase the number of authorized shares of the Company. Accordingly, it is proposed that the capital stock of the Company will be increased to 80,000,000 authorized shares of common stock, par value $.10 per share as more fully described in Proposal #3 below. The capitalization of Intermagnetics-Delaware will be the same as the capitalization approved for the Company by the shareholders. Therefore, if Proposal #3 is approved, Intermagnetics-Delaware will have 80,000,000 authorized shares of common stock, par value $.10 per share, and 2,000,000 authorized shares of preferred stock, par value $.10 per share.

         Under the Delaware Charter, the board of directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of preferred stock and to fix the number of shares constituting any such series and to determine the designation thereof. The board of directors may also authorize the issuance of preferred stock in connection with various corporate transactions.

         After the Reincorporation, Intermagnetics-Delaware will retain the rights currently available to the Company under New York Law to issue shares of its authorized but unissued capital stock. As the Company could currently do under New York Law, following the effectiveness of the proposed Reincorporation, shares of authorized and unissued common stock and preferred stock of Intermagnetics-Delaware could (within the limits imposed by applicable law) be issued in one or more transactions, or preferred stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of Intermagnetics-Delaware. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Intermagnetics-Delaware.

         It should be noted that, as with the voting rights to be accorded to any unissued series of preferred stock of the Company ("New York Preferred Stock") by the board of directors of the Company, the voting rights to be accorded to any unissued series of preferred stock of Intermagnetics-Delaware ("Delaware Preferred Stock") remain to be fixed by the board of directors of Intermagnetics-Delaware. Accordingly, if the board of directors of Intermagnetics-Delaware so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Delaware Common Stock under certain circumstances or have other terms which might make acquisition of a controlling interest in Intermagnetics-Delaware more difficult or more costly, including the right to elect additional directors to the board of directors of Intermagnetics-Delaware. As is presently the case with the New York Preferred Stock with respect to the Company, the Delaware Preferred Stock could potentially be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Intermagnetics-Delaware.

         If the Reincorporation is approved, it is not the present intention of the board of directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation.

BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

         Provisions in both New York Law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York Law and Delaware Law restrict or prohibit an "interested stockholder" from entering into certain types of "business combinations" unless the board of directors approves the transaction in advance. The two laws define these two terms differently.

         Under New York Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless before such date the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares. An "interested shareholder" under New York Law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under New York Law include mergers and consolidations between corporations or with an interested shareholder or its affiliate or associate; sales, leases, mortgages, pledges, transfers or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, advances, pledges or other financial assistance or tax benefits provided by the corporation.

         After a five-year period, New York Law allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met and in certain other circumstances.

         One section of Delaware Law, Section 203, generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under Delaware Law is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who is an affiliate or associate of a corporation and who owned at least 15% of the outstanding voting stock within the preceding three years. Briefly described, the prohibited combinations include:

(i)      Mergers or consolidations.
(ii) Sales, leases, exchanges or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation.
(iii) Issuance or transfers by the corporation or a majority-owned subsidiary of its stock except in limited instances.
(iv) Receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.
(v) Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

         A Delaware corporation may choose not to have Section 203 of the Delaware Law apply. The Company has chosen, however, to accept the protections of Section 203, and therefore the Delaware Charter will not waive those protections. Nevertheless, Section 203 does not apply in the following cases:

(i) If, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.
(ii) If, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.
(iii) If, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.


ANTI-TAKEOVER PROVISIONS IN INTERMAGNETICS-DELAWARE'S CHARTER

         Through the Delaware Charter and By-laws, the Company proposes to adopt certain measures designed to make hostile takeovers of Intermagnetics-Delaware more difficult. These measures include, among others, specific requirements described above relating to amendments to the Delaware Charter, calling special meetings of shareholders, the choice not to "opt out" of the provisions of
Section 203 of the DGCL, the vote required for certain transactions as prescribed by Section 203 of the DGCL, eliminating the ability of shareholders to act by written consent, providing for the classification of Intermagnetics-Delaware's board of directors, procedures relating to the nomination of directors and the ability of the board of directors to make, alter, amend or repeal the Delaware By-laws. The Company's board of directors believes that adoption of these measures will facilitate the ability of the board of directors to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to Intermagnetics-Delaware and its shareholders.

         A hostile takeover attempt may have a positive or a negative effect on Intermagnetics-Delaware and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the stockholders the risk of terms that may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board of director-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

         The Company's board of directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the board of directors believes that the potential disadvantages of takeover attempts which are not approved by the board of directors are sufficiently great so that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of Intermagnetics-Delaware and its stockholders. Accordingly, the Reincorporation proposal includes certain elements that may have the effect of discouraging or deterring hostile takeover attempts.

         Notwithstanding the belief of the board of directors as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of Intermagnetics-Delaware which is not presented to and approved by the board of directors, but which a substantial number and perhaps even a majority of shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

         In considering the Reincorporation proposal, shareholders should be aware that the overall effect of certain of the proposed changes is to make it more difficult for holders of a majority of the outstanding shares of common stock to change the composition of the board of directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

         The provisions in Intermagnetics-Delaware's charter and by-law documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to effect a change in control of Intermagnetics-Delaware which is opposed by the board of directors. This strengthened tenure and authority of the board of directors could enable the board of directors to resist change. Because these provisions may have the effect of continuing the tenure of the current board of directors, the board of directors has recognized that the individual directors have a personal interest in these provisions that may differ from those of the shareholders. However, the board of directors believes that these provisions' primary purpose is to ensure that the board of directors will have sufficient time to consider fully any proposed takeover attempt in light of the short- and long-term benefits and other opportunities available to Intermagnetics-Delaware and, to the extent the board of directors determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to Intermagnetics-Delaware and its shareholders.

         The Company's board of directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the Delaware Charter and the Delaware Charter outweigh the possible disadvantages. In particular, the board of directors believes that the benefits associated with enabling the board of directors to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth and certainty of Delaware law, make the proposed Reincorporation beneficial to the Company, its management and its shareholders.

         The proposal to include these anti-takeover provisions in the proposed Reincorporation is not in response to any presently proposed takeover or other attempt to acquire control of the Company. From time-to-time, the Company receives proposals regarding transactions that could result in a takeover or change of control of the Company; however, no such transactions are currently anticipated.

MODIFICATION OR ABANDONMENT

         Additional considerations may become evident to the Company in the course of completing the planning and implementation of the Reincorporation. Accordingly, the board of directors has determined that it is advisable and in the best interests of the Company and its shareholders for the board to reserve the power to modify, abandon or postpone the plan regarding the Reincorporation in whole or in part after it has been approved by the shareholders of the Company, provided that any such modification, abandonment or postponement does not have any material adverse effect on individual shareholders or on the Company's financial condition or operations. Management of the Company does not presently anticipate that the abandonment, postponement or material modification of the Reincorporation plan will prove to be necessary or desirable.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The following discussion is a general summary of the material federal income tax consequences of the Merger to holders of New York Common Stock and to the Company and Intermagnetics-Delaware. This discussion is limited to holders of New York Common Stock who are individual citizens or residents of the United States or that are United States corporations and that in each case hold their New York Common Stock as a capital asset for United States federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences of the Merger that may be relevant to a particular holder of New York Common Stock or to a holder of New York Common Stock that is subject to special treatment under United States federal income tax laws. Also, this discussion does not address the tax consequences to holders who acquired their New York Common Stock through stock option or stock purchase programs or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Merger (whether or not such transactions are in connection with the Merger). Finally, no foreign, state or local tax or non-income tax considerations are addressed herein. Accordingly, the Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Merger, including the applicable federal, state, local and foreign tax consequences to them of the Merger.

         The following discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof. No assurance can be given that the Internal Revenue Service (the "IRS") will not assert, or that a court will not sustain, a position contrary to any of the tax consequences set forth below. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Merger to the Company, Intermagnetics-Delaware and the Company's shareholders.

         The Company intends the Merger to be a tax free "reorganization" within the meaning of the Code. If the Merger qualifies as a reorganization, then, subject to the limitations and qualifications referred to herein, the material federal income tax consequences of the Merger will be as follows:

- No gain or loss will be recognized by holders of New York Common Stock on the exchange of New York Common Stock for Delaware Common Stock;
- The aggregate tax basis of the Delaware Common Stock received by each holder of New York Common Stock in the Merger will be equal to the aggregate tax basis of the New York Common Stock surrendered in exchange therefor;
- The holding period of the Delaware Common Stock received by each holder of New York Common Stock will include the holding period that such holder had in the New York Common Stock surrendered in exchange therefor; and
- No gain or loss will be recognized by the Company or Intermagnetics-Delaware as a result of the Merger.

         The Company has not requested a ruling from the IRS with respect to the federal income tax consequences of the Merger. A successful IRS challenge to the status of the Merger as a reorganization could result in a shareholder recognizing gain or loss with respect to each share of New York Common Stock exchanged in the Merger in an amount equal to the difference between the fair market value, as of the time of the Merger, of the Delaware Common Stock received in the exchange and the shareholder's basis in the New York Common Stock surrendered.

         The holders of New York Common Stock will be required to attach a statement to their tax returns for the year of the Merger that contains the information listed in Treasury Regulation Section 1.368-3(b). This statement must include the holder's tax basis in the holder's New York Common Stock and a description of the Delaware Common Stock received.

ACCOUNTING TREATMENT OF THE MERGER

         In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control. Accordingly, the historical financial statements of the Company, which previously had been reported to the Commission on Form 10-K and 10-Q, among others, as of and for all periods through the date of this Proxy Statement, will be treated as the financial statements of Intermagnetics-Delaware.

REGULATORY APPROVAL

         To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filings of the Certificate of Merger with the Department of State of New York and with the Secretary of State of Delaware.

           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                    REINCORPORATION PROPOSAL (PROPOSAL # 2)


                                 PROPOSAL THREE
                                 --------------
             TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

PROPOSED AMENDMENT

         The Board of Directors is seeking shareholder approval of a proposal to amend the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized to be issued by the Company from forty million (40,000,000) to eighty million (80,000,000). The proposed amendment is set forth in the following resolution to change Article THIRD of the Company's Certificate of Incorporation:

         RESOLVED: That Article THIRD of the Restated Certificate of Incorporation be amended to read:

         "THIRD: The corporation shall have the authority to issue eighty million (80,000,000) Common Shares, par value $.10 per share."

         The Board of Directors approved the amendment to the Certificate of Incorporation on September 16, 2004.

         The Board of Directors believes that the increase in the number of authorized shares of Common Stock is desirable so that such shares of Common Stock would be available for issuance from time to time, without further action or authorization by the shareholders, except as required by law, if needed for such proper corporate purposes as may be determined by the Board of Directors. Such corporate purposes might include the acquisition of additional capital funds through public offerings of shares of Common Stock or equity or debt securities convertible into shares of Common Stock, the acquisition by the Company of other companies through the issuance of shares of its Common Stock, and the declaration of stock splits or stock dividends.

         The Company has no immediate plans nor are there any existing or proposed agreements or understandings to issue any of the additional forty million (40,000,000) shares of Common Stock which are the subject of this Proposal. However, the Board of Directors believes that having the additional shares of Common Stock available would enable the Board to act promptly and with flexibility, and without the expense and delay of a special meeting of shareholders, when issuance of such shares is warranted.

VOTE REQUIRED FOR APPROVAL

         The vote of a majority of the shares of Common Stock issued and outstanding as of the record date is required to approve this amendment. An abstention or broker non-vote has the effect of a vote against the amendment. If the proposed amendment is approved, the Certificate of Incorporation of the Company shall be amended and restated in its entirety to incorporate such amendment, subject to such changes in the language of the amendment as may be required by the New York State Department of State upon filing of such restated Certificate of Incorporation therewith, provided that if Proposal #2 is also approved, the amendments will be reflected only in the Delaware Charter.

           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
               AMENDMENT TO THE COMPANY'S CHARTER (PROPOSAL # 3)

                                  PROPOSAL FOUR
                                  -------------

             TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO
            ELIMINATE CUMULATIVE VOTING FOR THE ELECTION OF DIRECTORS

PROPOSED AMENDMENT

         The Board of Directors is seeking shareholder approval of a proposal to amend the Certificate of Incorporation of the Company to eliminate cumulative voting with respect to the election of directors and to provide that directors shall be elected by plurality vote. The proposed amendment is set forth in the following resolution to change paragraph (d) of Article FOURTH of the Company's Certificate of Incorporation:

         RESOLVED: That paragraph (d) of Article FOURTH of the Restated Certificate of Incorporation be amended to read:

         "(d) Election of Directors. Subject to the provisions of any rights of the holders of any series of preferred stock of the Corporation, in all elections of directors of this Corporation, (i) each shareholder shall be entitled to one vote for each share of stock of the Corporation registered in the name of such shareholder upon the books of the Corporation and (ii) directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the shareholders entitled to vote in the election."

         The Board of Directors approved the amendment to the Certificate of Incorporation on September 16, 2004.

         In accordance with the cumulative voting provisions currently included in the Corporation's Certificate of Incorporation, each shareholder is entitled to an aggregate number of votes equal to the number of votes he or she would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The shareholders' votes may be cast for a single director or distributed among any two or more directors considered for election. The Board of Directors believes that the elimination of cumulative voting is desirable because it believes that the benefits of cumulative voting are much less relevant today than they were when cumulative voting was originally included in the New York Certificate of Incorporation. At that time, minority shareholders had few remedies to protect them from overreaching by majority shareholders and, therefore, had a greater need for board representation. Today, the Board believes that the disadvantages of cumulative voting outweigh the advantages for large, widely held companies. The Corporation believes that, for the Board of Directors to work effectively for all of the shareholders, each director should feel a responsibility to the shareholders as a whole and not to any special group of minority shareholders. Cumulative voting may allow a minority of shareholders to obtain representation on the Board against the wishes of the majority of shareholders. The views of such directors elected by the minority shareholders could diverge significantly from those of the other directors and could prove to be disruptive to the operation of the Board as a whole. Accordingly, if Proposal #4 is passed and cumulative voting is eliminated, directors will be elected by a plurality of the votes cast at a meeting of shareholders.

VOTE REQUIRED FOR APPROVAL

         The vote of a majority of the shares of Common Stock issued and outstanding as of the record date is required to approve this amendment. An abstention or broker non-vote has the effect of a vote against the amendment. If the proposed amendment is approved, the Certificate of Incorporation of the Company shall be amended and restated in its entirety to incorporate such amendment, subject to such changes in the language of the amendment as may be required by the New York State Department of State upon filing of such restated Certificate of Incorporation therewith. In addition, Section 2.02 of the Bylaws of the Corporation will be amended to delete the reference therein to cumulative voting. If Proposal #2 is also approved, the amendments will be reflected only in the Delaware Charter. If Proposal #2 is approved, but this Proposal #4 is not approved, the Delaware Charter will contain provisions with respect to the election of directors that provide for the election of directors by cumulative voting on the same terms as those set forth in the New York Certificate of Incorporation.

           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                AMENDMENT TO THE COMPANY'S CHARTER (PROPOSAL #4)


                                  PROPOSAL FIVE
                                  -------------
          TO AMEND THE COMPANY'S 2000 STOCK OPTION AND STOCK AWARD PLAN

PROPOSED AMENDMENTS

         During fiscal year 2003, the Board created a performance-based equity program for senior management, as permitted under the Company's 2000 Stock Option and Stock Award Plan (the "2000 Plan"). Under the program, certain members of senior management received restricted stock unit awards that vest only if established performance targets are met. The program is weighted toward achieving 15% compound growth in pre-tax earnings by the end of fiscal year 2007, although some units will vest if growth targets are met in fiscal years 2005 and 2006. If performance targets are not met by the end of fiscal year 2007, the grant terminates and no vesting will occur. A total of 1,155,900 restricted stock award units are outstanding under the 2000 Plan (all numbers herein have been adjusted to reflect the 50% stock dividend issued by the Company on August 17, 2004). Although the Board did not anticipate granting additional equity (either options or restricted stock) to those participating in the performance-based program until the program terminates in our fiscal year 2007, the Compensation Committee has begun to consider the design of multi-year performance requirements to provide incentive growth targets for 2008 and beyond. Assuming success, the current performance-based equity program will vest in 2007, and the Compensation Committee is pro-actively anticipating the need for a program that will induce senior executives to continue to grow the Company.

         In addition to retention of current participants, our continuing growth requires that we develop a new equity program as we continue to hire additional managers.

         On November 13, 2000, our shareholders approved the 2000 Plan. It provides our employees, consultants and non-employee directors with the opportunity to receive grants of stock options and stock awards.

         The 2000 Plan replaced the Company's 1990 Stock Option Plan, which expired on December 14, 2000. Approximately 206,589 shares remain outstanding under the 1990 Plan, but no new options may be granted.

         At our 2002 and 2003 Annual Meetings, shareholders approved and ratified amendments to the 2000 Plan increasing the number of shares of Common Stock of the Company available for issuance under the 2000 Plan. A total of 3,051,000 shares are now authorized for issuance under the 2000 Plan, after taking into account our August, 2004 stock dividend. Approximately 2,293,000 shares are outstanding under the 2000 Plan, and approximately 581,000 shares are available for additional grants.

         The proposed amendment will increase the number of shares authorized for issuance under the 2000 Plan by an additional 1,500,000 shares, but these additional shares may be issued only for performance-based stock awards granted on or after November 16, 2004. Performance-based stock awards are stock awards that are subject to vesting or payment based on attainment of performance goals and such other criteria as the Compensation Committee determines. The Compensation Committee may provide for full or partial vesting or payment of performance-based stock awards upon a change in control or other circumstances as the Compensation Committee deems appropriate. Performance-based stock awards include, but are not limited to, grants of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, as described below. If any performance-based stock awards from the 1,500,000 aggregate number lapse, are forfeited or terminate for any reason, the shares covered by such grants may again be granted as performance-based stock awards.

         Under the amended 2000 Plan, the Compensation Committee may not reprice options, nor may the Board amend the Plan to permit repricing of options, unless the shareholders of the Corporation provide prior approval for such repricing.

         Under the 2000 Plan, the maximum number of shares for which an individual may receive grants of options and stock awards under the Plan during any calendar year is 750,000 shares, and the maximum number of shares for which an individual may receive stock awards designated as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code for any calendar year is 520,000 shares. The amended Plan makes these limits consistent, so that the maximum number of shares for which an individual may receive grants of stock awards designated as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code for any calendar year is 750,000 shares.

         The 2000 Plan provides for automatic option grants to our non-employee directors, unless the Board determines otherwise. In fiscal year 2003, the Board suspended the automatic grants when it adopted its 2003 Director Compensation Plan. As a result, we have removed the automatic option grant provisions from the 2000 Plan. The Compensation Committee has discretion to grant options to non-employee directors as it deems appropriate, as described below under "Description of the 2000 Plan."

         Upon the effective date of the reincorporation described in Proposal #2 above, Intermagnetics-Delaware will maintain the 2000 Plan for the benefit of key employees, consultants and directors. As a result of the reincorporation, each outstanding option and stock award will be converted into an option or stock award, as applicable, with respect to an equal number of shares of common stock of Intermagnetics-Delaware, and upon the same terms and conditions, as the original grant.

         The Board of Directors believe this amendment and restatement of the 2000 Plan is critical for the Company to attract qualified executives, and to attract and retain qualified managers and key technical personnel.

VOTE REQUIRED FOR APPROVAL

         The vote of a majority of the shares of the Common Stock represented at the annual meeting and entitled to vote, in person or by proxy, is required to approve the amendment and restatement of the 2000 Plan. Abstentions may be specified on the proposal and will be considered present at the meeting, but will not be counted as votes for or against approval.

DESCRIPTION OF THE 2000 PLAN

         A copy of the amended and restated 2000 Plan is attached to this Proxy Statement as Annex D. The number of shares of Common Stock authorized for issuance under the 2000 Plan is currently 3,051,000 shares. Shares subject to options or stock awards granted under the 2000 Plan that expire or are canceled, surrendered or terminated for any reason are available for new grants under the 2000 Plan. The 2000 Plan limits the aggregate number of shares for which options or stock awards may be granted to any person during any calendar year to 750,000 shares.

         The Compensation Committee may adjust these limits, as well as the number of shares covered by outstanding grants, and the price per share of outstanding grants if there is any change in the number or class of our shares because of a stock dividend, stock split, merger, reclassification, or other similar changes in the stock. As of the effective date of the reincorporation of the Company, as described in Proposal #2 above, the shares authorized for issuance under the 2000 Plan will be common stock of Intermagnetics-Delaware.

         Employees and consultants of the Company and our subsidiaries, including employees who are officers or members of our Board, and our non-employee directors are eligible to receive grants under the 2000 Plan. As of the effective date of the reincorporation as described above under Proposal #2, the Company will mean Intermagnetics-Delaware. There are approximately 1,000 employees (including eight executive officers) and five non-employee directors eligible to receive grants under the Plan.

         The Compensation Committee administers the 2000 Plan. The 2000 Plan gives the Compensation Committee the authority to interpret the 2000 Plan, to prescribe, amend and rescind rules and regulations relating to the 2000 Plan, to determine the terms and provisions of grant instruments under the 2000 Plan and to make all other determinations necessary or advisable for the administration of the 2000 Plan. The 2000 Plan confers discretion on the Compensation Committee to select employees, consultants and non-employee directors to receive options and stock awards and to determine the amounts of such options and stock awards.

         The 2000 Plan permits grants of incentive stock options, nonqualified stock options and stock awards. Incentive stock options may be granted only to employees. Nonqualified stock options may be granted to employees, consultants and non-employee directors. The Compensation Committee will determine the exercise price underlying each option. The exercise price for nonqualified stock options may not be less than 85% of the fair market value of our shares on the date of grant. The exercise price for incentive stock options may not be less than 100% of the fair market value of our shares on the date of grant, and the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of our shares on the date of grant. The exercise price of an option granted to a non-employee director will equal the fair market value of the shares on the date of grant.

         Options will become exercisable according to the number of installments and the installment dates determined by the Compensation Committee and specified in the grant instrument. The Compensation Committee determines the term of each option, up to a maximum ten-year term. The term of an incentive stock option granted to an employee who owns more than 10% of our stock may not exceed five years from the date of grant. Options may be exercised while the grantee is an employee, consultant or non-employee director or within a specified period after the grantee's termination of employment or service.

         Grantees may pay the exercise price of an option (i) in cash, (ii) if permitted in the grant instrument, by surrender of mature shares of our stock owned by the grantee, or (iii) by payment through a broker pursuant to procedures permitted by Regulation T of the Federal Reserve Board and Section 402 of the Sarbanes-Oxley Act of 2002.

         The Compensation Committee may issue shares of our stock as stock awards to employees, consultants and non-employee directors, subject to restrictions or no restrictions. Unless the Compensation Committee determines otherwise, during the restriction period, grantees will have the right to vote shares of stock awards and to receive dividends or other distributions paid on the shares. Unless the Compensation Committee determines otherwise, if a grantee's employment or service terminates during the restriction period or if any other conditions are not met, the stock awards will terminate as to all shares on which restrictions are still applicable, and the shares must be immediately returned to us. Stock awards may also be granted as restricted stock units. To date, 1,399,578 stock awards, in the form of restricted stock units or shares of restricted stock, have been granted to directors and executives and subject to restrictions. The Compensation Committee determined that, during the restriction period for all such grants, grantees will not have the right to vote the shares or receive dividends paid on the shares subject to the restrictions.

         The Compensation Committee may determine that stock awards granted to an employee will be considered qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (see "Tax Deductibility under Section 162(m)" below). If an employee is granted a stock award that is intended to be qualified performance-based compensation, the grant or vesting of the stock award will be contingent on our achieving performance goals designated by the Compensation Committee.

         For stock awards that are granted as qualified performance-based compensation, the Compensation Committee will establish the performance goals, the performance period during which the goals must be met, the threshold, target and maximum amounts that may be paid if the performance goals are met, and any other conditions the Compensation Committee deems appropriate. The performance goals will be established in writing at the beginning of the performance period and will be based on one or more of the following objective criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

         The performance goals for qualified performance-based compensation may relate to the grantee's business unit or the performance of Intermagnetics and our subsidiaries as a whole, or any combination. If the performance goals for a performance period are not met, the grants subject to the performance goals will not be made or will be forfeited. The Compensation Committee may provide for the accelerated vesting or grant of stock awards in the event of death, disability, or other circumstances.

         All options granted under the 2000 Plan become fully exercisable upon a "change in control." The 2000 Plan defines change in control to mean the occurrence of any of the following: (i) any person is or becomes a beneficial owner, directly or indirectly, of securities representing 30% or more of the voting power of our then outstanding securities; (ii) during any period of two
(2) consecutive calendar years, there is a change of 25% or more in the composition of our Board in office at the beginning of the period, except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period; or (iii) our shareholders approve a merger or consolidation with another corporation (other than a merger with a subsidiary or a merger in which we survive and our outstanding voting stock is not converted or our shareholders have substantially the same proportionate interest in the voting stock of the surviving corporation or its parent as they did immediately prior to the merger), a disposition of substantially all of our assets, or a liquidation or dissolution. As long as a change in control within the meaning of clause (ii) has not occurred, the Board may determine, by a two-thirds vote of the continuing directors, that an event described in items
(i) or (iii) shall not constitute a change in control.

         Grants under the 2000 Plan may not be transferred except upon the grantee's death, or, in the case of a nonqualified stock option, to a grantee's family members or to a trust that benefits the grantee's family members.

         The Board may amend or terminate the 2000 Plan at any time. However, the Board may not make any amendment without shareholder approval if approval is required under the applicable provisions of the Internal Revenue Code or other applicable laws or regulations. If stock awards are designated as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, the shareholders must re-approve the 2000 Plan not later than the first shareholders meeting following the fourth anniversary of the most recent shareholders' approval of the 2000 Plan.

         The 2000 Plan has a ten year term and will terminate on July 26, 2010, unless the Board terminates the 2000 Plan earlier.

FEDERAL INCOME TAX CONSEQUENCES

         The current federal income tax consequences of grants under the 2000 Plan are generally described below. This description of tax consequences is based on the Internal Revenue Code as presently in effect, which is subject to change, and does not purport to be a complete description of the federal income tax aspects of the options and stock awards under the 2000 Plan.

         Incentive Stock Options. An optionee who receives incentive stock options generally incurs no federal income tax liability at the time of the grant or upon the exercise of the options. However, the difference between the value of our stock at the date of exercise and the exercise price will be an item of tax preference that may give rise to alternative minimum tax liability at the time of exercise. If the optionee does not dispose of the shares before the date that is two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowable to us for federal income tax purposes in connection with the option. If, within two years from the date of grant or within one year from the date of exercise, the holder of shares acquired upon exercise of an incentive stock option disposes of the shares, the optionee will generally realize ordinary compensation income at the time of the disposition equal to the difference between the exercise price and lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. The amount realized upon such a disposition will generally be deductible by us for federal income tax purposes.

         Nonqualified Stock Options. An optionee will not be subject to federal income tax upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. We will generally be able to take a deduction with respect to this compensation income for federal income tax purposes. The optionee's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the optionee. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently more than one year. The optionee's holding period for shares acquired upon exercise will begin on the date of exercise.

         Stock Awards. If stock awards are granted as restricted stock units, the grantee will recognize compensation income when the stock units convert into stock and are paid to the recipient. We will generally be entitled to a corresponding tax deduction.

         If a grantee receives an unrestricted stock award, in the form of a distribution of shares, the grantee will recognize compensation income upon the grant of the stock award. If a grantee receives a restricted stock award, in the form of a distribution of shares, the grantee normally will not recognize taxable income until the stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. When the stock is either transferable or no longer subject to a substantial risk of forfeiture, the grantee will recognize compensation income in an amount equal to the fair market value of the shares (less any amount paid for such shares) at that time. A grantee may, however, elect to recognize ordinary compensation income in the year a restricted stock award is granted in an amount equal to the fair market value of the shares (less any amount paid for the shares) at that time, determined without regard to the restrictions. We will generally be entitled to a corresponding deduction at the same time, and in the same amount, as the grantee recognizes compensation income with respect to the stock award. Any gain or loss recognized by the grantee upon the subsequent disposition of the shares will be capital gain or loss.

         Tax Deductibility Under Section 162(m). Section 162(m) of the Internal Revenue Code disallows a public company's deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers. Section 162(m) contains an exception for qualified performance-based compensation that meets specific requirements. The 2000 Plan is intended to permit stock options granted under the Plan, and stock awards that are designated as qualified performance-based compensation, to meet the requirements of qualified performance-based compensation and be exempt from the $1,000,000 deduction limit.

         Withholding. We have the right to deduct from all grants paid in cash or other compensation any taxes required to be withheld with respect to grants to employees under the 2000 Plan, or we may require that the grantee make other provisions to satisfy our withholding obligation. An employee may elect to have withheld from the shares issuable with respect to an option or stock award, shares with a value equal to the minimum required withholding amount, or may elect to tender previously owned shares with a value equal to the required tax withholding amount.

ACCOUNTING CONSEQUENCES

         With respect to accounting considerations, under current accounting practices, there is generally no charge to earnings in connection with the grant of an option to an employee or a non-employee director if the exercise price of the option is at least equal to the fair market value of the shares at the date of the grant and other requirements are met. If, however, the exercise price of the option is less than the fair market value of the shares on the date of grant or if the grant is variable, there will be a charge to earnings as the option becomes exercisable. Generally, the acceleration of option vesting, grants of stock awards and grants of performance-based stock compensation will result in charges to earnings. There are charges to earnings in connection with the grant of an option or stock award to a consultant. The Company reviews its accounting treatment of options and stock awards regularly and will comply with any changes that may be required by law or U.S. generally accepted accounting principles.

         The Financial Accounting Standards Board has proposed changes to the accounting treatment of equity compensation. The changes, which could become effective in 2005, would require charges to earnings for financial accounting purposes in connection with substantially all options and stock awards granted to employees and directors.

         The calculation of fully diluted earnings per share will be affected by options granted under the 2000 Plan as a result of the increase in the number of outstanding shares of our stock. This calculation reflects the potential dilutive effect, using the treasury stock method, of outstanding stock options even though the stock options have not yet been exercised. It is expected that in the current year, a portion of the restricted stock unit awards granted will be considered dilutive as it appears probable that the performance criteria for fiscal year 2005 will be met. The Company will record expenses for the restricted stock units as management determines it will be probable that the performance targets will be met. At that time, the expense will be recorded and treated as variable through the date that the restrictions lapse.

GRANTS UNDER THE PLAN

         Since the 2000 Plan was adopted by the Company, the following persons and groups have received the following grants under the 2000 Plan: Glenn H. Epstein (Chairman and Chief Executive Officer; 113,251 options and 420,000 performance-based restricted stock units); Michael K. Burke (Executive Vice President and Chief Financial Officer; 112,501 options, 105,000 performance-based restricted stock units and 6,000 shares of restricted stock); Leo Blecher (Sector President, MRI Segment; 45,300 options and 105,000 performance-based restricted stock units); Philip J. Pellegrino (Sector President, Energy Technology Segment; 37,500 options, 37,500 performance-based restricted stock units and 1,500 shares of restricted stock); Thomas J. O'Brien (Executive Vice President, Corporate Development and Acting Sector President - Medical Devices) 105,000 performance-based restricted stock units and 15,000 shares of restricted stock; all outside directors as a group (133,912 options; 20,802 restricted stock award and 54,876 shares as an Equity Grant); John M. Albertine (director nominee; 28,192 options; 3,467 restricted stock award and 9,146 shares as an Equity Award) and Larry G. Garberding (director nominee; 7,048 options, 3,467 restricted stock award and 9,146 shares as an Equity Award); and all other employees as a group (716,381 options, 521,400 performance-based restricted stock units and 22,500 shares of restricted stock). No options have been granted to associates of any directors, executive officers or nominees, nor have any other persons received five percent of such options.

         As of September 13, 2004, the last reported price of our stock as reported on the Nasdaq National Market was $23.69. The information in the table below is as of May 30, 2004.


                                               EQUITY COMPENSATION PLAN INFORMATION

                                                                                                      Number of securities
                                                                                                    remaining available for
                                                Number of securities to be     Weighted-average      future issuance under
                                                  issued upon exercise of      exercise price of   equity compensation plans
                                                   outstanding options,      outstanding options,    (excluding securities
                                                   warrants and rights.      warrants and rights.   reflected in column (a))
                                               ---------------------------   -------------------   ---------------------------
              Plan Category                               (a)                       (b)                       (c)
-------------------------------------------    ---------------------------   -------------------   ---------------------------
Equity compensation plans
     approved by shareholders.....                                2,949,856               $ 7.229                       651,890

Equity compensation plans not approved by shareholders.....
                   New Hire Incentive Plan                        138,000                  none                          none



         The New Hire Incentive Plan is designed to attract highly competent employees for key positions within the company. As such, this plan is not for general use but for selected critical positions. Therefore, no specific shares have been allocated for this purpose. Rather shares will be issued from the authorized shares of the Company's Common Stock and approved by the company's Board of Directors on an applicant by applicant basis.


           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
            AMENDMENTS TO THE 2000 STOCK OPTION AND STOCK AWARD PLAN
                                 (PROPOSAL # 5)

                             EXECUTIVE COMPENSATION

         The following table summarizes for the past three (3) years the annual and long-term compensation of those persons who were, on May 30, 2004, the Company's Chief Executive Officer and the other four (4) most highly compensated executive officers.

                                                      SUMMARY COMPENSATION TABLE

                                     Annual Compensation                       Long Term Compensation
                           ----------------------------------------------------------------------------------------------------
                                                     Annual     Extraordinary  Restricted Stock   Securities
                                                   Incentive      Incentive         Awards        Underlying      All Other
Position                   Fiscal                    Bonus          Bonus           ($)(2)          Options      Compensation
                           Year       Salary ($)     ($)(1)          ($)                             (#)*            ($)
-------------------------------------------------------------------------------------------------------------------------------

GLENN H. EPSTEIN           2004      $  485,264   $360,000    $387,235(3)               -              -        $   79,765(6)
Chairman and               2003         439,423    362,040     233,356(3)     $ 5,838,000(4)            *(5)        71,820(6)
Chief Executive            2002         410,171    422,000     526,831(3)               -            75,000         68,524(6)
Officer





MICHAEL K. BURKE           2004      $  247,536   $ 93,413   $  85,802(7)               -              -        $   21,941(10)
Chief Financial            2003         223,215     94,380      10,625(7)     $ 1,188,600(8)            *(9)       100,680(10)
Officer and Executive      2002(11)      94,551     64,501           -            101,120(8)        112,500         17,172(10)
Vice President



LEO BLECHER                2004      $  246,846   $ 95,176   $  62,842(12)              -              -        $   24,869(15)
Sector President,          2003         226,425     84,025      42,142(12)    $ 1,188,600(13)           *(14)       23,381(15)
MRI Segment                2002         211,030    118,125     132,776(12)              -            30,000         20,519(15)


PHILIP J. PELLEGRINO       2004      $  226,590   $ 70,875   $  10,000(16)              -              -        $   47,509(19)
Sector President,          2003         204,147     69,825           -        $   424,500(17)           *(18)       30,544(19)
Energy Technology Segment  2002(20)     130,152     30,625           -             28,300(17)        37,500          1,362(19)


THOMAS J. O'BRIEN          2004(21)  $  198,894   $ 92,813   $ 100,000(22)    $ 1,400,700(23)        15,000     $  111,301(25)
                                                                                                        *(24)
Executive Vice President,  2003               -          -           -                  -              -                 -
Corporate Development      2002               -          -           -                  -              -                 -



* The share amounts have been adjusted to reflect the 50% stock dividend issued by the Company on August 17, 2004.

(1) All bonuses were earned by the Executives as incentive compensation bonuses for fiscal years 2004, 2003 and 2002 performance, respectively, and paid in fiscal years 2005, 2004 and 2003, respectively.

(2) Fiscal year 2003 and 2004 Restricted Stock Unit Grants are based on achievement of performance goals. While the program targets growth at the end of fiscal year 2007 certain units may vest in fiscal years 2005 and 2006 if performance targets are achieved. Vesting is tied to compound growth in pre-tax earnings over the performance period, which ends on May 27, 2007. If the minimum performance target of 8% compound growth is not met, no units vest and the grant will terminate.

(3) For fiscal year 2004, consists of payment of $237,235 from Mr. Epstein's bonus bank earned in fiscal years 2002 and 2001 respectively under the company's Incentive Bonus Program and a bonus of $150,000 paid in connection with the acquisition of Invivo Corporation. Fiscal year 2003, consists of payment of $233,356 from Mr. Epstein's bonus bank earned in fiscal years 2002 and 2001 respectively under the Company's Incentive Bonus Program. For fiscal year 2002 includes $150,000 and $220,000 paid in connection with the divestitures of IGC-Advanced Superconductors and IGC-APD Cryogenics Inc., respectively, and payment of $156,831 from Mr. Epstein's bonus bank earned in fiscal year 2001 under the Company's Incentive Bonus Program. Mr. Epstein's total remaining bank under the program is $74,639 payable over the next fiscal year subject to certain conditions.

 (4) In fiscal year 2003, Mr. Epstein received a performance-based Restricted Stock Unit Award with vesting tied to compound growth in pre-tax earnings over the performance period: 150,000 shares vest at 8% compound growth; 330,000 vest at 11% compound growth; 420,000 vest at 15% compound growth (with scaling for performance between the defined thresholds). Below 8% growth, no shares vest and the grant will terminate. While the program targets growth at the end of fiscal year 2007, up to 15% of the units could vest at end of fiscal year 2005, and up to 20% could vest at end of fiscal year 2006, provided performance targets are met.

(5) In fiscal year 2003, Mr. Epstein was granted a non-qualified stock option to purchase 240,000 shares of SuperPower stock under the SuperPower 2002 Equity Compensation Plan, with a term of ten (10) years, and to be exercisable in five (5) equal annual installments beginning on April 12, 2003. The exercise price of the option was equal to the fair market value of the shares on the date of the grant.

(6) Includes the Company's share of contributions on behalf of Mr. Epstein to the IGC Savings Plan (401(k)) in the amount of $10,739, $10,586, and $9,308 for fiscal years 2004, 2003, and 2002, respectively, and payments of $4,926, $4,534, and $3,216 by the Company for a life insurance policy for the benefit of Mr. Epstein in fiscal years 2004, 2003 and 2002, respectively. Also includes $65,100, $56,700 and $56,000 paid to Mr. Epstein in fiscal years 2004, 2003 and 2002, respectively, for which the intent is to compensate for caps imposed by U.S. Government tax regulations on the Company's qualified retirement and savings programs and which is paid in lieu of inclusion in any other of the Company's non-qualified retirement programs.

(7) For fiscal year 2004, consists of payment of $10,802 from Mr. Burke's bonus bank earned in fiscal year 2002 under the company's Incentive Bonus Program and a bonus of $75,000 paid in connection with the acquisition of Invivo Corporation. In fiscal year 2003, consists of a payment of $10,625 from Mr. Burke's bonus bank earned in fiscal year 2002 under the Incentive Bonus Program. Mr. Burke's total remaining bank under the program is $10,801 payable over the next fiscal year subject to certain conditions.

(8) For fiscal year 2003, Mr. Burke received a performance-based Restricted Stock Unit Award of 70,000 shares with vesting tied to compound growth in pre-tax earnings over the performance period: 37,500 shares vest at 8% compound growth; 82,500 shares vest at 11% compound growth; 105,000 shares vest at 15% compound growth (with scaling for performance between the defined thresholds). Below 8% growth, no shares vest and the grant will terminate. While the program targets growth at the end of fiscal year 2007, up to 15% of the units could vest at end of fiscal year 2005, and up to 20% could vest at end of fiscal year 2006, provided performance targets are met. Upon his employment with the Company, Mr. Burke received a restricted stock grant of 6,000 shares that vests over three (3) years according to the following schedule:
         750 shares on December 14, 2002; 2,250 shares on December 14, 2003; and 3,000 shares on December 14, 2004.

(9) In fiscal year 2003, Mr. Burke was granted a non-qualified stock option to purchase 80,000 shares of SuperPower stock under the SuperPower 2002 Equity Compensation Plan, with a term of ten (10) years, and to be exercisable in five (5) equal annual installments beginning on April 12, 2003. The exercise price of the option was equal to the fair market value of the shares on the date of the grant.

(10) Includes the Company's share of contributions on behalf of Mr. Burke to the IGC Savings Plan (401(k)) in the amount of $11,941 and $6,292 for fiscal years 2004 and 2003, respectively, and payment of a supplemental retirement contribution of $10,000 and $8,000 to the IGC Deferred Compensation Plan in fiscal years 2004 and 2003, respectively. Also includes relocation reimbursements of $86,388 and $17,172 paid in fiscal years 2003 and 2002 respectively.

(11) Mr. Burke joined the Company on December 14, 2001. Therefore, he received compensation from the Company for approximately five (5) months in fiscal year 2002.

(12) For fiscal year 2004, consists of payments of $42,842 from Mr. Blecher's bonus bank earned in fiscal years 2002 and 2001, respectively, under the company's Incentive Bonus Program and bonus of $20,000 in connection with the acquisition of Invivo Corporation. Fiscal year 2003 consists of a payment of $42,142 from Mr. Blecher's bonus bank earned in fiscal years 2002 and 2001 respectively under the Company's Incentive Bonus Program. In fiscal year 2002, includes extraordinary bonuses of $60,000 and $50,000 paid in connection with the divestitures of IGC-Advanced Superconductors and IGC-APD Cryogenics Inc., respectively. Mr. Blecher's total remaining bank under the program is $18,915, payable over the next fiscal year subject to certain conditions.

 (13) For fiscal year 2003, Mr. Blecher received a performance-based Restricted Stock Unit Award of 105,000 shares with vesting tied to compound growth in pre-tax earnings over the performance period: 37,500 shares vest at 8% compound growth; 82,500 shares vest at 11% compound growth; 105,000 shares vest at 15% compound growth (with scaling for performance between the defined thresholds). Below 8% growth, no shares vest and the grant will terminate. While the program targets growth at the end of fiscal year 2007, up to 15% of the units could vest at end of fiscal year 2005, and up to 20% could vest at end of fiscal year 2006, provided performance targets are met.

(14) In fiscal year 2003, Mr. Blecher was granted a non-qualified stock option to purchase 40,000 shares of SuperPower stock under the SuperPower 2002 Equity Compensation Plan, with a term of ten (10) years, and to be exercisable in five (5) equal annual installments beginning on April 12, 2004. The exercise price of the option was equal to the fair market value of the shares on the date of the grant.

(15) Includes the Company's share of contributions on behalf of Mr. Blecher to the IGC Savings Plan (401(k)) in the amounts of $10,012, $10,524 and $7,662 for fiscal years 2004, 2003 and 2002, respectively, payment of a supplemental frozen pension contribution of $4,857 in each of fiscal years 2004, 2003 and 2002 and a supplemental retirement contribution of $10,000 to the IGC Deferred Compensation Plan in fiscal year 2004, $8,000 to the IGC Deferred Compensation Plan in each of fiscal years 2003 and 2002.

(16) For fiscal year 2004, consists of bonus of $10,000 paid in connection with the acquisition of Invivo Corporation.

(17) For fiscal 2003, Mr. Pellegrino received a performance-based Restricted Stock Unit Award of 37,500 shares with vesting tied to compound growth in pre-tax earnings over the performance period: 13,500 shares vest at 8% compound growth; 30,000 shares vest at 11% compound growth; 37,500 shares vest at 15% compound growth (with scaling for performance between the defined thresholds). Below 8% growth, no shares vest and the grant will terminate. While the program targets growth at the end of fiscal year 2007, up to 15% of the units could vest at end of fiscal year 2005, and up to 20% could vest at end of fiscal year 2006, provided performance targets are met. Upon his employment with the Company, Mr. Pellegrino received a restricted stock grant of 1,500 shares that vests over two (2) years according to the following schedule: 750 shares on October 18, 2003 and 750 shares on October 18, 2004.

(18) In fiscal year 2003, Mr. Pellegrino was granted a non-qualified stock option to purchase 400,000 shares of SuperPower stock under the SuperPower 2002 Equity Compensation Plan, with a term of ten (10) years, and to be exercisable in five (5) equal annual installments beginning on April 12, 2003. The exercise price of the option was equal to the fair market value of the shares on the date of the grant.

(19) Includes the Company's share of contributions on behalf of Mr. Pellegrino to the IGC Savings Plan (401(k)) of $11,509, $8,579 and $1,362 for fiscal years 2004, 2003 and 2002, and payment of a supplemental retirement contribution of $10,000 and $8,000 to the IGC Deferred Compensation Plan in fiscal years 2004 and 2003 respectively. Also includes payments of $26,000 and $24,000 in fiscal years 2004 and 2003, respectively, as living expenses payable under the terms of Mr. Pellegrino's employment agreement.

(20) Mr. Pellegrino joined the Company on October 18, 2001. Therefore, he received compensation from the Company for approximately seven (7) months in fiscal year 2002. His salary in 2002 includes $2,000 per month in living expenses to which he is entitled under the terms of his employment agreement.

(21) Mr. O'Brien joined the Company on August 4, 2003. Therefore, he received compensation from the Company for approximately ten (10) months in fiscal year 2004.

(22) Consists of bonus of $100,000 paid in connection with the acquisition of Invivo Corporation.

(23) Mr. O'Brien received a performance-based Restricted Stock Unit Award of 105,000 shares with vesting tied to compound growth in pre-tax earnings over the performance period: 37,500 shares vest at 8% compound growth; 82,500 shares vest at 11% compound growth; 105,000 shares vest at 15% compound growth (with scaling for performance between the defined thresholds). Below 8% growth, no shares vest and the grant will terminate. While the program targets growth at the end of fiscal year 2007, up to 15% of the units could vest at end of fiscal year 2005, and up to 20% could vest at end of fiscal year 2006 provided performance targets are met.

(24) In addition to receiving an option to purchase 15,000 shares of Intermagnetics stock under the 2000 Stock Option and Stock Award Plan, Mr. O'Brien was granted a non-qualified stock option to purchase 40,000 shares of SuperPower stock under the SuperPower 2002 Equity Compensation Plan, with a term of ten (10) years, and to be exercisable in five (5) equal annual installments beginning on August 4, 2004. The exercise price of the option was equal to the fair market value of the shares on the date of the grant.

(25) Includes the Company's share of contributions on behalf of Mr. O'Brien to the IGC Savings Plan (401(k)) of $2,672 and relocation reimbursements of $108,629.

              LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

         The following table summarizes the Restricted Stock Unit Awards granted during the fiscal year ended May 30, 2004 to the persons named in the Summary Compensation Table. No stock appreciation rights have been granted by the Company nor is the grant of such rights currently provided for in the Company's 2000 Stock Option and Stock Award Plan.

                                                                 Estimated Future Payouts Under Non-Stock
                                                                            Price-Based Plans
                                                                -------------------------------------------
                                                 Performance or
                              Number of Shares,   Other Period
                              Units or Other    Until Maturities    Threshold      Target      Maximum ($
Name                            Rights (#)        or Payout(1)     ($ or #)(2)   ($ or #)(3)    or #)(4)
----                         -------------------------------------------------------------------------------
Glenn H. Epstein                    -                 -                -             -            -
Michael K. Burke                    -                 -                -             -            -
Leo Blecher                         -                 -                -             -            -
Philip J. Pellegrino                -                 -                -             -            -
Thomas J. O'Brien                 105,000         08/04/2007          37,500       82,500      105,000


(1) While the program targets growth at the end of fiscal year 2007 certain units can vest in fiscal years 2005 and 2006 based on achieving performance targets. Vesting is tied to compound growth in pre-tax earnings over the performance period, which ends on May 27, 2007.

(2)      Compound growth in pre-tax earnings of 8%.

(3)      Compound growth in pre-tax earnings of 11%.

(4)      Compound growth in pre-tax earnings of 15%.

(5) Vesting of units for fiscal year 2005 at 8% compound growth is 5,625 shares; at 11% compound growth is 12,375 shares; at 15% compound growth is 15,750 shares. In fiscal year 2006 the vesting schedule is: 8% compound growth 7,500 shares; 11% compound growth 16,500 shares; at 15% compound growth 21,000 shares.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes stock options granted during the fiscal year ended May 30, 2004 to the persons named in the Summary Compensation Table. No stock appreciation rights have been granted by the Company nor is the grant of such rights currently provided for in the Company's 2000 Stock Option and Stock Award Plan.

                                  Individual Grants
                                  -----------------

                                                                                      | Potential Realizable Value at
                                                                                      | Assumed Annual Rates of Stock
                          Number of    Percentage of                                  | Price Appreciation for Option
                           Shares      Total Options                                  | Term(1)
                         Underlying      Granted to       Exercise                    |
                           Options      Employees in       Price                      |
Name                       Granted      Fiscal 2004     (per share)   Expiration Date |       5%             10%
---------------------------------------------------------------------------------------------------------------------
Glenn H. Epstein              -              -              -               -               -              -
Michael K. Burke              -              -              -               -               -              -
Leo Blecher                   -              -              -               -               -              -
Philip J. Pellegrino          -              -              -               -               -              -
Thomas J. O'Brien           15,000(2)       7.3%          $13.34        8/04/2013        $125,842         $318,908

(1) Potential Realizable Values are based on an assumption that the stock price of the Common Stock starts equal to the exercise price shown for each particular option grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These amounts are reported net of the option exercise price (which may be paid by delivery of already-owned shares of Common Stock), but before any taxes associated with the exercise or subsequent sale of the underlying stock. The actual value, if any, an optionholder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the optionholder's continued employment through the vesting period. The actual value to be realized by the optionholder may be greater or less than the values estimated in this table.

(2) Options vest in three (3) equal annual installments beginning on first anniversary date. Options were granted on August 4, 2003 as an inducement to hire Mr. O'Brien.

               SUPERPOWER, INC. OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes stock options granted during the fiscal year ended May 30, 2004 to the persons named in the Summary Compensation Table. These options were granted under the SuperPower 2003 Equity Compensation Plan (the "SuperPower Plan"). SuperPower, Inc. is a wholly-owned subsidiary of Intermagnetics. There currently is no market for trading shares in SuperPower, Inc. No stock appreciation rights have been granted by the Company nor is the grant of such rights currently provided for in the SuperPower Plan.

                                 Individual Grants
                             ---------------------------
                             Number of     Percentage of
                              Shares       Total Options
                            Underlying      Granted to       Exercise                    Grant Date
                              Options      Employees in       Price      Expiration        Present
Name                          Granted       Fiscal 2003    (per share)      Date            Value
----                       ------------    -------------   ------------  ----------       ----------
Glenn H. Epstein                 -               -              -             -               -
Michael K. Burke                 -               -              -             -               -
Leo Blecher                      -               -              -             -               -
Philip J. Pellegrino             -               -              -             -               -
Thomas J. O'Brien(2)           40,000           100%       $     1.00     8/04/2013    $    5,600

(1) Because the stock is not publicly traded the value of the stock has been determined by an independent consultant skilled in these types of valuations. As such, the Company has chosen to disclose the present value of this grant at grant date (August, 2003) instead of the potential realizable value. We believe this is a more accurate portrayal of the underlying value of an option in this security. To arrive at this value the Company used a present value calculation with the following assumptions: there is no expected volatility of the market price of this security; the risk-free interest rate for fiscal 2004 was 3.0%; the expected average term of the grant for fiscal 2004 was 5.0 years; there is no expected dividend yield for fiscal 2004

(2)   Options vest in five (5) equal installments beginning August 4, 2004.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

         The following table summarizes option exercises during the fiscal year ended May 30, 2004, and the value of vested and unvested options, for the persons named in the Summary Compensation Table at May 30, 2004.


                                                                                |  Value of Unexercised
                                              |    Number of Unexercised        |  In-the-Money Options at
                                              |    Options at May 30, 2004      |  May 30, 2004(1)
                       Shares       Value     |                                 |
                       Acquired on  Realized  |    Exercisable   Unexercisable  |  Exercisable    Unexercisable
Name                   Exercise       $       |         #              #        |       $               $
---------------------------------------------------------------------------------------------------------------

Glenn H. Epstein      346,139      $3,405,579          393,772       31,830         $5,024,483       $141,593

Michael K. Burke            -               -           39,478       73,023            110,803        204,954

Leo Blecher           133,761       1,148,401           24,333       73,023            152,117        190,240

Philip J. Pellegrino        -               -           15,000       22,500             11,899         17,849

Thomas J. O'Brien           -               -                -       15,000                  -         94,800


(1) Based on the closing price of the Common Stock as reported on Nasdaq on May 28, 2004 ($19.66), net of the option exercise price.


                                  BENEFIT PLANS

         Pension Plan. In fiscal 1999 the Company froze all pension benefits under its qualified, defined benefit pension plan (the "Pension Plan") as of December 31, 1998 (with the exception of approximately fifty (50) bargaining unit members at a former subsidiary, IGC-APD Cryogenics Inc.). Therefore, no additional benefits were accrued after that date. Prior to freezing the Pension Plan, all employees 21 years of age and older who had completed one (1) year of credited service participated in the Pension Plan. Participating employees received certain defined benefits under the Pension Plan upon their normal or early retirement from the Company's employ or upon death.

         The Company terminated the Pension Plan in accordance with statutory requirements in fiscal year 2001. As a result of freezing the Pension Plan, the Company makes a supplemental frozen pension plan contribution to participants in the Pension Plan for whom the projected lump sum value of his or her accrued benefit determined at December 1, 1997 under the Pension Plan would exceed his or her projected benefit derived from the Company's 2% non-elective contribution under the IGC Savings Plan (401(k)), as determined in the sole discretion of the Pension Plan Administrator using certain assumptions. Mr. Blecher received such a contribution as disclosed in the notes to the Summary Compensation Table.

         Supplemental Retirement Plan. The Company's Supplemental Retirement Plan, adopted in 1985, provides additional retirement benefits to selected executives of the Company. Under the plan, on retirement at age 65, the participant will receive additional retirement benefits payable in equal monthly installments over 180 months. For a participant who elects to retire after age 55 but before age 65, the amount of the retirement benefits are actuarially reduced.

         No current executives participate in this plan.

         Enhanced Benefit Plan. On January 26, 2000, the Board of Directors approved the Intermagnetics General Corporation Enhanced Benefit Plan (the "Enhanced Benefit Plan") aimed at attracting, motivating and retaining certain top level Executives. Currently, only individuals with the title "Sector President" "Executive Vice President" or "Vice President" (the "Participants") participate in the Enhanced Benefit Plan. Under the Enhanced Benefit Plan, Participants are entitled to (a) life insurance benefits equal to two (2) times their base salary and (b) a contribution made by the Company on Participant's behalf to the Company's Deferred Compensation Plan. The contribution level is set each year by the Compensation Committee of the Board of Directors and placed in a separate retirement account for each Participant within the Deferred Compensation Plan. The contribution level for fiscal years 2004 and 2003 (paid in fiscal years 2005 and 2004) has been set at $10,000 for each Participant. The contribution level was $8,000 per Participant for fiscal year 2002 (paid in fiscal year 2003). This account vests only upon Participant's retirement or upon a change in control (as those terms are defined in the Deferred Compensation
Plan). In addition, the Enhanced Benefit Plan provides a lump sum severance equal to between six (6) months and eighteen (18) months of Participant's salary upon (a) termination without "cause" (as that term is defined in the Enhanced Benefit Plan), or (b) Participant's resignation under certain circumstances after a change in control. The amount of severance is tied to years of service. Messrs. Blecher, Burke, Pellegrino and O'Brien are participants in the Plan.

                         CERTAIN EMPLOYMENT ARRANGEMENTS

o        Epstein Agreement

         Effective June 1, 2002, the Company amended and restated its employment agreement with Mr. Epstein. Under the 2002 Agreement, Mr. Epstein has agreed to serve as the Company's Chief Executive Officer through at least May 31, 2007. In addition, if neither party provides written notice to the other party prior to June 1, 2003 of its or his desire to terminate Mr. Epstein's employment, the 2002 Agreement shall be extended automatically for one additional year, until May 31, 2008. On each successive June 1st following June 1, 2003 (the "Anniversary Date"), the employment term will be automatically extended from year to year for an additional one (1) year period (for example, on June 1, 2004, the term was extended to May 31, 2009), unless either party provides written notice to the other prior to the Anniversary Date of its or his desire to terminate Mr. Epstein's employment. The 2002 Agreement provided for a base salary in fiscal year 2004 of $450,000. Under the terms of the 2002 Agreement, Mr. Epstein's base salary is adjusted annually. The 2002 Agreement also provides that Mr. Epstein may participate in the Company's Incentive Bonus Program ("IBP") at a target level bonus of 100% of base salary, with actual bonus earned pursuant to the overall terms of the Company's IBP. For fiscal year 2005, the target level bonus is 110% of base salary under the IBP. In addition, the Company provides Mr. Epstein with a lump sum payment (adjusted annually) to be used by Mr. Epstein to select either a non-qualified Supplemental Executive Benefit Plan or other similar program for which the intent is to compensate for caps imposed by US Government tax regulations on the Company's qualified retirement and savings programs. This lump sum is paid in lieu of Mr. Epstein's inclusion in any of the Company's non-qualified retirement programs. If Mr. Epstein is terminated without cause or resigns for good reason (as defined in the 2002 Agreement) during term of the 2002 Agreement, or any renewal thereof, or if the Board provides notice that it will not extend the term, he would be entitled to receive an amount equal to his then-base annual salary multiplied by the number of months remaining on the term of the 2002 Agreement. The 2002 Agreement also provides that if Mr. Epstein is terminated or resigns as an employee under certain circumstances after a change in control event (as described in the Epstein Agreement), he would be entitled to receive an amount equal to the sum of three (3) times his annual salary and certain other extraordinary payments.

o         Pellegrino Agreement

         The Company entered into a three (3) year employment agreement with Philip J. Pellegrino, Sector President of the Energy Technology Segment (the "Pellegrino Agreement"). On October 14, 2004, the Pellegrino Agreement automatically extended for an additional two (2) years pursuant to its terms and will renew annually thereafter unless otherwise terminated upon notice. The Pellegrino Agreement incorporates the terms of the Enhanced Benefit Plan, but also provides that Mr. Pellegrino will have a base salary of not less than $200,000. In addition to the stock option and restricted stock awards described in the Summary Compensation Table, Mr. Pellegrino is also eligible to receive 5% of the equity in SuperPower, Inc., a wholly-owned subsidiary of Intermagnetics that currently is not publicly traded. This equity has been provided in the form of stock options that were priced at fair market value on the date of the grant. If Mr. Pellegrino is terminated without cause or resigns for good cause during term of the Pellegrino Agreement, he will be entitled to twelve (12) months of severance and his outstanding options will automatically vest. If he is terminated or resigns under certain circumstances after a change in control event (as described in the Agreement), his severance would equal two (2) times his salary and bonus for the prior year.

                          TRANSACTIONS WITH MANAGEMENT

         In fiscal year 2000, we adopted Stock Ownership Guidelines for our executive officers and certain top-level management employees. Executive officers and certain key employees that report directly to the Chief Executive Officer are expected to own between one and two times their base salary in Common Stock. Top-level management employees are expected to own not less than two-thirds of their base salary in Common Stock.

         In order to assist and encourage individuals to reach the ownership guidelines as soon as possible, we created the 1999 Executive Stock Purchase Plan. Under this plan, which was approved by our shareholders in November 2000, the Company may provide loans directly to participants, or may arrange for a participant to obtain a loan from a bank, for the purpose of purchasing Common Stock on the open market. Interest on the loan is charged annually at the Company's base rate of borrowing under its line of credit, or at the rate charged by the bank if the loan is secured through a bank. The term of the loan is five (5) years after which it must be repaid in full. Employees are expected to retain two-thirds of the stock purchased with loan proceeds for the entire term of the loan and are expected to retain ownership levels within the Stock Ownership Guidelines during the term of the 1999 Executive Stock Purchase Plan. As a result of the Sarbanes-Oxley Act adopted in July 2002, new loans will no longer be issued to executive officers under this plan.

         Messrs. Epstein, Burke, Blecher and Pellegrino have secured loans totaling $800,000, $430,000, $220,000 and $400,000, respectively, to purchase Common Stock. All other participant loans currently outstanding total $1,750,720.

                  AUDIT COMMITTEE AND INDEPENDENCE OF AUDITORS

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors (the "Committee") is comprised of five (5) Directors. All members of the Committee are independent as defined by the applicable rules of the SEC and the Nasdaq National Market. The Committee has adopted a written charter, which is attached as Annex E. This charter was approved by the Board of Directors. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers, LLP, the Company's independent auditor for fiscal year 2004, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with U.S. generally accepted accounting principles. The Committee has discussed with PricewaterhouseCoopers the matters that are required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). PricewaterhouseCoopers has provided the Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed the firm's independence with PricewaterhouseCoopers. The Committee also considered whether PricewaterhouseCoopers' provision of non-audit services to the Company, as disclosed below in the section entitled "Independent Auditors Fees", is compatible with the firm's independence.

         Based on the considerations referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2004. The Committee appointed PricewaterhouseCoopers to continue as the Company's independent auditors for fiscal year 2005.

                                            AUDIT COMMITTEE OF THE BOARD OF
                                            DIRECTORS OF INTERMAGNETICS
                                            GENERAL CORPORATION
                                            Larry G. Garberding (Chairman)
                                            Michael E. Hoffman
                                            James S. Hyde
                                            Thomas L. Kempner
                                            Sheldon Weinig

INDEPENDENT AUDITORS FEES

         The following is a summary of the fees billed to Intermagnetics by PricewaterhouseCoopers, LLP for professional services with respect to Audit Fees billed for and other listed services billed during the fiscal year ended May 30, 2004 and May 25, 2003:

                          Fee Category                                      May 30, 2004            May 25, 2003
------------------------------------------------------------------     ------------------     -------------------
Audit Fees                                                              $     334,500          $     159,000
Audit-Related Fees                                                      $     308,105          $     122,000
Tax Fees                                                                $     208,592          $     134,000
All Other Fees                                                                 -                      -
Total Fees                                                              $     851,197          $     415,000

         Audit Fees: This category includes fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q, and services normally provided by the independent auditor such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

         Audit-Related Fees: Audit-related fees paid to PricewaterhouseCoopers principally cover fees related to the acquisition and mergers of Invivo Corporation and MRI Devices Corporation, as well as the benefit plan audit.

         Tax fees. Services included in this category consist of tax return preparation, technical tax advice and tax compliance.

         All Other Fees: No services in this category were rendered or billed in either fiscal year 2004 or fiscal year 2003.

PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

          The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company's outside accountants. The Audit Committee may delegate its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairman of the Audit Committee reviews, and if appropriate, approves all non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation, and the likely impact of the non-audit services on the principal accountant's independence.

         The Audit Committee pre-approved each engagement of the Company's registered independent public accounting firm to perform non-audit related services during fiscal year 2004.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and believes the provision of the services referenced above is compatible.


                        REPORT OF COMPENSATION COMMITTEE

         THE FOLLOWING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT INTERMAGNETICS GENERAL CORPORATION SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         The Compensation Committee of the Board of Directors sets the compensation policies for the executive officers of the Company, recommends the annual base salary, annual incentive compensation and grant of long-term incentive compensation for the Company's chief executive officer, and approves the annual base salary, annual incentive compensation and grant of long-term incentive compensation for all other executive officers of the Company. In fulfilling this duty, the Compensation Committee has sought to establish a policy that enables the Company to attract, retain and reward executive officers who contribute substantially to the success of the Company, and aligns executive compensation with the creation of long-term value for the Company's shareholders.

         The Compensation Committee views executive compensation as comprised of three (3) essential components: long-term incentive compensation, annual base salary and annual incentive compensation.

         Long-Term Incentive Compensation. The Compensation Committee views long-term incentive compensation as the cornerstone of executive compensation. The Compensation Committee believes that long-term executive compensation should be linked closely to the creation of shareholder value. In fiscal year 2003, after reviewing market data and engaging the services of an outside compensation consultant, the Committee adopted a performance-based restricted stock unit program under the Company's 2000 Stock Option and Award Plan designed to focus the attention of the Company's executives on the important task of creating long-term shareholder value. In awarding these restricted stock units, the Compensation Committee considered a variety of factors, including the potential impact of the executive officer on shareholder value, and industry practice. These awards will vest only if the performance targets established by the Committee are achieved. The program is based on growth in pre-tax earnings per share with final vesting in fiscal year 2007 if the growth targets are met. In fiscal year 2005, we expect to begin the process of designing a performance-based long term incentive program for fiscal years 2008 and beyond.

         Annual Base Salary. In establishing executive annual base salaries, the Compensation Committee has established a policy of setting payments competitively. In determining the competitiveness of individual salaries, the Compensation Committee periodically gathers information regarding the base salaries paid to other individuals with comparable responsibilities in related industries, particularly those with a focus on technology. In connection with establishing base salaries in light of the competitive ranges, the Compensation Committee weighs the allocation of responsibilities among the executive officers within the Company and the relevant experience of each such executive officer.

         Annual Incentive Compensation. The Compensation Committee believes that an important component of annual compensation is incentive compensation. In July 1999, the Compensation Committee established a new annual incentive compensation program (the "Incentive Bonus Program") pursuant to which cash bonuses are earned by officers and employees of the Company. The size and availability of a cash award under the Program is linked to quantitative and qualitative goals that are established for each eligible participant at the beginning of the Company's fiscal year. The Board of Directors sets the quantitative goals for the financial performance of the Company and its subsidiaries and divisions. The Compensation Committee sets qualitative goals for the Chief Executive Officer. Qualitative goals for other officers and employees are approved by the executive officer to whom he or she reports. Under the program, bonuses earned in any fiscal year are paid to executives and eligible employees in the first quarter of the following fiscal year.

         Participants in the Incentive Bonus Program are eligible to earn a bonus equal to a set percentage of their base salary (their "Bonus Target"). Employees can achieve a bonus above their Bonus Target if they exceed their quantitative and/or qualitative goals. The program provides for "banking" of bonuses earned in excess of 150% of the participant's target. This "bank" is paid out over a three (3) year period, subject to certain provisions. The total amount earned in any year (including any banked portion) by all participants under the Program does not typically exceed 10% of consolidated operating income (as adjusted for significant non-recurring items including gains or losses from Board approved restructuring activities and approved increases in the Company's ongoing investment in Energy Technology Sector). This program will continue to apply to the officers and employees of the Company for fiscal year 2005 performance.

         Section 162(m) Considerations. The Company expects that the salary and bonus compensation paid to executive officers will qualify for income tax deductibility under the limits of Section 162(m) of the Internal Revenue Code. In addition, we have awarded Intermagnetics' stock options and restricted stock units to executive officers only pursuant to plans that we believe will satisfy the requirements for exclusion from the Section 162(m) limit. However, there may be other awards or compensation granted, the deduction of which could be subject to the 162(m) limit.

         The Compensation Committee believes that the compensation earned by each of the five (5) highest paid executive officers of the Company for its fiscal year 2004 was reasonable in view of the Company's consolidated performance and the contribution of those officers to that performance.

         In particular, the Compensation Committee believes that Mr. Epstein's compensation during fiscal year 2004 reflected his very strong contribution to the Company's strategic goals and overall financial and operational performance. Consistent with the requirements of the Epstein Agreement, Mr. Epstein received a base salary of $450,000. Mr. Epstein was also paid an annual bonus of $360,000 for fiscal year 2004 performance in accordance with our Incentive Bonus Program. In addition, Mr. Epstein received a portion of his "banked" bonus in the amount of $237,235. His current "bank" consists of $74,639 of additional bonus amounts for which he will be eligible over the next fiscal year. Mr. Epstein's target bonus for fiscal year 2005 will be 110% of his base salary and the target bonuses for all other executive officers will range from 35-60% of base salary.

         Mr. Epstein's base salary for fiscal year 2005 has been increased to $500,000. The Compensation Committee notes that Mr. Epstein's salary falls within competitive ranges established for the position of Chief Executive Officer for technology companies with similar characteristics such as size, growth and profitability.

                                        COMPENSATION COMMITTEE OF THE BOARD
                                        OF DIRECTORS OF INTERMAGNETICS
                                        GENERAL CORPORATION
                                        Michael E. Hoffman (Committee Chairman)
                                        Larry G. Garberding
                                        Thomas L. Kempner


                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock for the past five (5) fiscal years with similar returns for (i) the Nasdaq composite index and (ii) a peer group of companies we selected for purposes of the comparison and described more fully below (the "Peer Group"). Dividend reinvestment has been assumed and, with respect to companies in the Peer Group, the returns of each such company have been weighted at each measurement point to reflect relative stock market capitalization. There can be no assurance that the performance of the Company's Common Stock will continue in a manner similar to the trend depicted on the graph.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                AMONG INTERMAGNETICS GENERAL CORPORATION, NASDAQ
                       STOCK MARKET INDEX AND PEER GROUP*


                                 [GRAPH OMITTED]

                                                                           Cumulative Total Return
                                                     -------------------------------------------------------------------
                                                       5/30/99    5/28/00     5/27/01    5/26/02     5/25/03    5/30/04
INTERMAGNETICS GENERAL CORPORATION                      100.00     139.19      392.55     326.64      215.16     405.19
NASDAQ STOCK MARKET (U.S.)                              100.00     161.64       83.42      68.28       60.58      82.80
NEW PEER GROUP                                          100.00     152.14      162.19     121.39       94.77     108.91
FORMER PEER GROUP                                       100.00     151.96      182.89     141.30       98.16     149.53

* Assumes $100 invested on May 30, 1999 in stock or index - including reinvestment of dividends

         The selection of a peer group posed some difficulty because we do not believe there are any publicly traded companies devoted exclusively or even substantially to all of the same markets in which we compete. We believe that many of our strongest competitors are either not publicly traded in the U.S., or consist of subsidiaries or divisions of large corporations. Hence, we selected a peer group consisting of publicly-traded high technology companies (including those in the development stage) that (a) have less than $500 million in annual revenues, and (b) either compete against the Company in one or more of our several markets or otherwise participate in one or more of our several markets. With respect to the medical diagnostic imaging market, we focused on selecting other companies that, like Intermagnetics, design and sell systems and components to medical products companies.

         The companies in the Peer Group that compete against us in one or more of our markets consist of Helix Technology Corporation which participates in the instrumentation market; American Superconductor Corporation, a development stage company working with high temperature superconductors in the energy technology market; CTI Molecular Imaging Inc., Analogic Corporation and Datascope, Inc. that participate in the medical technology market.

         In light of the Company's recent acquisitions, a reassessment of our Peer Group determined that the following companies be removed since they are not aligned in the same market in which the Company participates; Chart Industries, Inc.; Hologic, Inc. and SatCon Technology Corp. These companies as well as American Superconductor Corp, Analogic Corp and Helix Technology Corp. make up the Former Peer Group.

         In providing the foregoing graph for informational purposes, the Company notes that as a general rule, development stage companies do not have meaningful revenues relative to their substantial product development expenses. Hence, unlike the Company's Common Stock, the value of equity securities of development stage companies are based primarily on speculation regarding the potential success of such companies in bringing a novel product to market successfully.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          SuperPower, Inc., a wholly-owned subsidiary of the Company, retained Albertine Enterprises, Inc. to perform certain government relations activities for which fees and expenses were paid in the amount of $100,557 in fiscal year 2002. John M. Albertine is a Director of the Company and serves as Chairman and Chief Executive Officer of Albertine Enterprises.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING AND OTHER MATTERS

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent (10%) shareholders must furnish us with copies of all Section 16(a) forms they file.

         To the best of our knowledge, based solely on a review of the copies of
Section 16(a) reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and more than ten-percent (10%) beneficial owners were complied with during the fiscal year ended May 30, 2004.

         The Board of Directors is not aware of any matters other than those discussed in this Proxy Statement that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. Under those regulations, shareholders who intend to submit proposals for the 2005 Annual Meeting must ensure that our Corporate Secretary receives such proposals not later than May 30, 2005 in order to be considered for inclusion in the proxy statement and form of proxy relating to the 2005 Annual Meeting.

                                  ANNUAL REPORT

         Our annual report on Form 10-K for the fiscal year ended May 30, 2004, including the financial statements and schedules, but excluding exhibits, was mailed with this Proxy statement. Upon written request of a shareholder, we will furnish any exhibit to Form 10-K.

                                             By order of the Board of Directors,

                                             KATHERINE M. SHEEHAN
                                             Corporate Secretary

ANNEX A

                      FORM OF AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of November [ ], 2004, by and between Intermagnetics General Corp., a New York corporation ("IGC-NY" or the "Non-Surviving Company"), and Intermagnetics, Inc., a Delaware corporation ("Intermagnetics-DE" or the "Surviving Company").

         WHEREAS, IGC-NY owns all of the issued and outstanding shares of capital stock of Intermagnetics-DE; and

         WHEREAS, IGC-NY desires to reincorporate in the State of Delaware by merging with and into Intermagnetics-DE with Intermagnetics-DE continuing as the surviving corporation in such merger upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of New York and the State of Delaware.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto have agreed as follows:

1. THE MERGER.

         (a) The Merger. Subject to the terms and conditions of this Agreement and pursuant to the provisions of the New York Business Corporate Law (the "NYBCL") including, without limitation, Sections 905 and 907 thereof, and the Delaware General Corporation Law (the "DGCL"), including, without limitation,
Section 253, thereof at the Effective Time (as such term is defined in Section 1(b)) hereof), IGC-NY shall be merged with and into Intermagnetics-DE (the "Merger"), the separate corporate existence of IGC-NY shall cease and Intermagnetics-DE shall continue as the Surviving Company under the laws of the State of Delaware under the name "Intermagnetics, Inc."

         (b) The Effective Time of the Merger. IGC-NY shall file a duly executed Certificate of Merger with the New York Department of State (the "NY Certificate of Merger"). Intermagnetics-DE shall file a duly executed Certificate of Ownership and Merger with the Delaware Secretary of State (the "DE Certificate of Merger"). The "Effective Time" of the Merger shall be the later of: (i) the date and time of acceptance for filing with the New York Secretary of State of the NY Certificate of Merger, (ii) the date and time of acceptance for filing with the Delaware Secretary of State of the DE Certificate of Merger, or (iii) such other time as shall be agreed to by the parties and set forth in the DE Certificate of Merger and the NY Certificate of Merger, as applicable.

         (c) Effect of the Merger. At the Effective Time, the Surviving Company shall thereupon and thereafter possess all of the rights, privileges, powers, immunities and franchises, both of a public and private nature, of each of IGC-NY and Intermagnetics-DE, and shall be subject to all of the restrictions, disabilities and duties of each of IGC-NY and Intermagnetics-DE; and all of the rights, privileges, powers, immunities and franchises of each of IGC-NY and Intermagnetics-DE, and all property (real, personal and mixed), and all debts due to either of IGC-NY or Intermagnetics-DE on whatever account, for stock subscriptions as well as all other things in action, causes of action, and every other asset or belonging to or of each of IGC-NY or Intermagnetics-DE, shall be vested in the Surviving Company; and all property, rights, privileges, powers, immunities and franchises and all and every other interest shall thereafter be the property of the Surviving Company as they were of IGC-NY and Intermagnetics-DE; but all rights of creditors and all liens upon any property of either IGC-NY or Intermagnetics-DE shall be preserved unimpaired, and all debts, liabilities and duties of each of IGC-NY and Intermagnetics-DE shall thenceforth attach to the Surviving Company, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Company.

         (d) Designation and Outstanding Shares. As to IGC-NY and
Intermagnetics-DE, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

-------------------------------------------------------------------------------------------------------------------
Name of Corporation             Designation and        Number of shares     Class or series     Shares entitled
                                number of shares in    owned by the         of shares           to vote as a
                                each class or series   surviving            entitled to vote    class or series
                                outstanding(1)         corporation
-------------------------------------------------------------------------------------------------------------------
INTERMAGNETICS GENERAL CORP.    29,811,341 COMMON      NONE                 COMMON              COMMON
-------------------------------------------------------------------------------------------------------------------
INTERMAGNETICS, INC.            100 COMMON             NONE                 COMMON              COMMON
-------------------------------------------------------------------------------------------------------------------

         (e) Certificate of Incorporation of the Surviving Company. The Certificate of Incorporation of Intermagnetics-DE in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Company from and after the Effective Time and shall continue in full force and effect until otherwise changed, altered, amended or repealed as therein provided and in the manner prescribed in the DGCL.

         (f) Bylaws of the Surviving Company. The Bylaws of Intermagnetics-DE in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Company from and after the Effective Time and shall continue in full force and effect until otherwise changed, altered, amended or repealed as therein provided and in the manner prescribed in the DGCL.

         (g) Board of Directors and Officers of the Surviving Company. The Board of Directors and officers of IGC-NY in office immediately prior to the Effective Time, together with such additional persons as may thereafter be elected or appointed, as applicable, shall serve as the Board of Directors and officers of the Surviving Company from and after the Effective Time in accordance with the Certificate of Incorporation and Bylaws of the Surviving Company and their respective terms of office shall not be changed as a result of the Merger.

         (h) Tax Treatment of the Merger. The parties hereto intend that the Merger shall be treated as a tax-free a reorganization in accordance with the United States Internal Revenue Code of 1986, as amended, and each party shall file all tax returns, and take all other actions for tax purposes, in a manner consistent therewith.

         (i) In connection with and as part of the consummation of the Merger, Intermagnetics-DE shall change its name to Intermagnetics General Corporation.
--------
(1) Share numbers to be updated at the time the Merger is effected. Following such update and immediately prior to the Effective Time, the following sentence will be inserted "The number of such shares is not subject to change prior to the Effective Time of the Merger."

2. CONVERSION OF SHARES.

         (a) Exchange Ratio. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (i) All shares of the common stock, par value $.10 per share, of Intermagnetics-DE ("Delaware Common Stock") issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and retired without any consideration being paid or issued therefore and shall cease to exist.

                  (ii) Each common share, par value $.10 per share, of IGC-NY ("New York Common Stock") issued and outstanding immediately prior to the Effective Time shall be automatically converted on a share-for-share basis into and represent and become one validly issued, fully paid and non-assessable share of Delaware Common Stock and shall constitute the only outstanding shares of the Surviving Corporation.

         (b) Exchange of Certificates. At the Effective Time, each stock certificate representing New York Common Stock will automatically represent an equal amount of Delaware Common Stock. At any time on or after the Effective Time of the Merger, each holder of New York Common Stock will be entitled, upon request, and surrender of such certificates, to the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the same number of full shares of Delaware Common Stock as was represented by the certificate or certificates surrendered by such holder representing the New York Common Stock. If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

         (c) Lost and Stolen Certificates. In the event that any stock certificate representing New York Common Stock shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming such stock certificate to be lost, stolen, or destroyed, Intermagnetics-DE shall issue or cause to be issued in exchange for such lost, stolen, or destroyed stock certificate the number of shares of Delaware Common Stock into which such shares are converted in the Merger in accordance with this Section 2. When authorizing such issuance in exchange therefor, the Board of Directors of Intermagnetics-DE may, in its sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate to deliver a bond to Intermagnetics-DE (in such form and amount as the Board of Directors of Intermagnetics-DE may direct) as an indemnity against any claim that may be made against Intermagnetics-DE with respect to the Certificate alleged to have been lost, stolen, or destroyed.

         (d) Stock Options, Warrants, Debentures, Preferred Stock and other Agreements. As of the Effective Time, any stock options, warrants, convertible securities or other contractual commitments or agreements of any kind to purchase or issue shares of New York Common Stock that are outstanding immediately prior to the Effective Time (whether or not contingent or otherwise requiring further shareholder approval) shall be converted into a stock option, warrant, convertible security or other contractual commitment or agreement to purchase or issue shares of Delaware Common Stock on the same terms as prior to the Effective Time, except that any rights or obligations therein relating to shares of New York Common Stock shall be converted to rights or obligations relating to shares of Delaware Common Stock. Without limiting the foregoing, each outstanding option, right, stock award or warrant with respect to shares of New York Common Stock will be converted into an option, right, stock award or warrant with respect to an equal number of shares of Delaware Common Stock, under the same terms and conditions as the original option, right, stock award or warrant. All of IGC-NY's employee benefit plans, including the Intermagnetics General Corporation 2000 Stock Option and Stock Award Plan (the "2000 Plan") and the Intermagnetics General Corporation 1990 Stock Option Plan (the "1990 Plan"), will be assumed and continued by Intermagnetics-DE following the Effective Time, and shares of Delaware Common Stock will be authorized to be issued under the 2000 Plan and 1990 Plan equal to the number of shares of New York Common Stock authorized to be issued under the Plans prior to the Effective Time.

         (e) Closing of Transfer Books. At the Effective Time, the stock transfer books of IGC-NY shall be closed and no transfer of shares of New York Common Stock shall thereafter be made. If, after the Effective Time, certificates representing shares of New York Common Stock are presented to the Surviving Company, they shall be canceled and exchanged for certificates representing shares of Delaware Common Stock in accordance with the terms hereof. At and after the Effective Time, the holders of shares of New York Common Stock to be exchanged for shares of Delaware Common Stock pursuant to this Agreement shall cease to have any rights as shareholders of IGC-NY except for the right to surrender such stock certificates in exchange for shares of Intermagnetics-DE Common Stock as provided hereunder.

3. MISCELLANEOUS.

         (a) Fees and Expenses. Whether or not the Merger is consummated, each party hereto shall pay its own costs and expenses incident to the preparation of this Agreement, the consummation of the Merger, and the performance of and compliance with all of the agreements and conditions contained herein.

         (b) Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by overnight delivery service or by first class mail postage prepaid, or sent by telecopier, to the parties at the following address (or at such other address of a party as shall be specified by like notice): c/o Intermagnetics General Corp., 450 Old Niskayuna Road, P.O. Box 461, Latham, NY 12110-0461,
Attn: Katherine Sheehan.

         (c) Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         (d) Amendment, Modification and Termination. Notwithstanding the approval and adoption of this Agreement by the Boards of Directors of IGC-NY and Intermagnetics-DE and/or the shareholders of IGC-NY, and subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects, or terminated and abandoned by the Boards of Directors of IGC-NY or Intermagnetics-DE or both, in part or in its entirety, or the consummation of the Merger may be postponed ,without any action of the stockholders of IGC-NY or Intermagnetics-DE, at any time prior to the filing of any required Merger documents with the Secretary of State of either the State of New York or the State of Delaware.

         (e) Section Headings. The Section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         (f) Applicable Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws principles or rules thereof.

         (g) Integration. This Agreement sets forth and is intended to be an integration of all of the promises, agreements, conditions, understandings, covenants, warranties and representations among the parties with respect to the Merger and there are no promises, agreements, conditions, understandings, covenants, warranties or representations, oral or written, express or implied, among the parties with respect to the transactions contemplated other than as set forth herein. Any and all prior agreements among the parties with respect to the Merger are hereby revoked.

         (h) Further Actions. Each of IGC-NY and Intermagnetics-DE will use its commercially reasonable efforts to cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New York and the State of Delaware (including, without limitation, a Certificate of Merger and a Certificate of Ownership and Merger, as applicable), and to be performed within the State of New York and the State of Delaware and elsewhere all acts necessary to effectuate the Merger.

         (i) The Boards of Directors and the proper officers of IGC-NY and the Surviving Corporation are hereby authorized, empowered and directed, acting alone, in the name and on behalf of IGC-NY and the Surviving Corporation, as applicable, to do and perform all such further acts and things (including, but not limited to, obtaining any consent which may be deemed necessary, appropriate or desirable), to execute and deliver in the name and on behalf of IGC-NY and the Surviving Corporation, as applicable, and, if requested or required, under its corporate seal duly attested by its Secretary and, where necessary or appropriate, to file with the appropriate governmental authorities, all such further certificates, instruments or other documents, and to make all such payments as in their judgment, or in the judgment of any one of them, shall be deemed necessary or advisable in order to carry out, comply with and effectuate the intent and purposes of this Agreement and any or all of the transactions contemplated therein or thereby, the authority thereof to be conclusively evidenced by the taking of such action or the execution and delivery of such documents.

         IN WITNESS WHEREOF, the parties hereto have executed this Merger Agreement effective as of the date first above written.

                                         INTERMAGNETICS GENERAL CORP.,
                                         a New York corporation



                                         By: _____________________________
                                         Name:
                                         Title:

                                         INTERMAGNETICS, INC.
                                         a Delaware corporation



                                         By: _____________________________
                                         Name:
                                         Title:

ANNEX B


                          CERTIFICATE OF INCORPORATION

                                       OF

                              INTERMAGNETICS, INC.

         The undersigned incorporator, for the purpose of incorporating or organizing a corporation under the General Corporation Law of the State of Delaware, certifies:

         FIRST:  The name of the Corporation is
                              INTERMAGNETICS, INC.

         SECOND: The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is [82,000,000]/[42,000,000], consisting of 2,000,000 shares of Preferred Stock, par value $0.10 per share (the "Preferred Stock"), and [80,000,000]/[40,000,000] shares of Common Stock, par value $0.10 per share (the "Common Stock").

         Section 1. Preferred Stock. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the Preferred Stock are as follows:

         The Board of Directors is expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of the Preferred Stock, for series of the Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

                  (a) the designation of such series, the number of shares that constitute such series and the stated value thereof if different from the par value thereof;

                  (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights (which may be special voting rights), whether the shares of such series shall have one vote per share or more or less than one vote per share, whether the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised solely of such series or of such series and one or more other series or classes of stock of the Corporation), whether all the shares of such series entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or separate class are voted and the preference or relation which such voting rights shall bear to the voting rights of any other class or any other series of this class;

                  (c) the annual dividend rate (or method of determining such rate), if any, payable on such series, the basis on which such holders shall be entitled to receive dividends (which may include, without limitation, a right to receive such dividends or distributions as may be declared on the shares of such series by the board of directors of the Corporation, a right to receive such dividends or distributions, or any portion or multiple thereof, as may be declared on the Common Stock or any other class of stock or, in addition to or in lieu of any other right to receive dividends, a right to receive dividends at a particular rate or at a rate determined by a particular method, in which case such rate or method of determining such rate may be set forth), the form of such dividend, the conditions and the dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any other class or any other series of this class;

                  (d) whether dividends on the shares of such series shall be cumulative and, in the case of shares of a series having cumulative dividend rights, the date or dates (or method of determining the date or dates) from which dividends on the shares of such series shall be cumulative;

                  (e) whether the shares of such series shall be subject to redemption in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events and, if so, the times, the prices therefor (in cash, securities or other property or a combination thereof) and any other terms and conditions of such redemption;

                  (f) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights of priority, if any, of payment of the shares of such series;

                  (g) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to which and the manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof, including the price or prices (in cash, securities or other property or a combination thereof), the period or periods within which and any other terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to the operation of such retirement or sinking find;

                  (h) whether the shares of such series shall be convertible into, or exchangeable for, at the option of the holder or the Corporation or upon the happening of a specified event, shares of stock of any other class or of any other series of this class or any other securities or property of the Corporation or any other entity, and, if so, the price or prices (in cash, securities or other property or a combination thereof) or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

                  (i) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock, any other series of the Preferred Stock or any other class of capital stock;

                  (j) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of the Preferred Stock or of any other class of capital stock; and

                  (k) any other powers, preferences or rights, or any qualifications, limitations or restrictions thereof.

         Except as otherwise provided by such resolution or resolutions, all shares of the Preferred Stock shall be of equal rank. All shares of any one series of the Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

         Except as otherwise provided by such resolution or resolutions, all shares of Preferred Stock that are converted, redeemed, repurchased, exchanged or otherwise acquired by the Corporation shall be cancelled and retired and shall not be reissued.

         For all purposes, this Certificate of Incorporation shall include each certificate of designations (if any) setting forth the terms of a series of Preferred Stock.

         Subject to the rights, if any, of the holders of any series of Preferred Stock set forth in a certificate of designations, an amendment of this Certificate of Incorporation to increase or decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares thereof then outstanding) may be adopted by resolution of the Board of Directors of the Corporation and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law or any similar provision hereafter enacted, with such outstanding shares of stock considered for this purpose as a single class, and no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefor.

         Except as otherwise required by law or provided in the certificate of designations for the relevant series, holders of Common Stock, as such, shall not be entitled to vote on any amendment of this Certificate of Incorporation that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon as a separate class pursuant to this Certificate of Incorporation or pursuant to the Delaware General Corporation Law as then in effect.

         Section 2. Options, Warrants and Other Rights. The Board of Directors of the Corporation is authorized to create and issue options, warrants and other rights from time to time entitling the holders thereof to purchase securities or other property of the Corporation or of any other entity, including any class or series of stock of the Corporation or of any other entity and whether or not in connection with the issuance or sale of any securities or other property of the Corporation, for such consideration (if any), at such times and upon such other terms and conditions as may be determined or authorized by the Board of Directors and set forth in one or more agreements or instruments. Among other things and without limitation, such terms and conditions may provide for the following:

                  (i) adjusting the number or exercise price of such options, warrants or other rights or the amount or nature of the securities or other property receivable upon exercise thereof in the event of a subdivision or combination of any securities, or a recapitalization, of the Corporation, the acquisition by any person of beneficial ownership of securities representing more than a designated percentage of the voting power of any outstanding series, class or classes of securities, a change in ownership of the Corporation's securities or a merger, statutory share exchange, consolidation, reorganization, sale of assets or other occurrence relating to the Corporation or any of its securities, and restricting the ability of the Corporation to enter into an agreement with respect to any such transaction absent an assumption by another party or parties thereto of the obligations of the Corporation under such options, warrants or other rights;

                  (ii) restricting, precluding or limiting the exercise, transfer or receipt of such options, warrants or other rights by any person that becomes the beneficial owner of a designated percentage of the voting power of any outstanding series, class or classes of securities of the Corporation or any direct or indirect transferee of such a person, or invalidating or voiding such options, warrants or other rights held by any such person or transferee; and

                  (iii) permitting the Board of Directors (or certain directors specified or qualified by the terms of the governing instruments of such options, warrants or other rights) to redeem, repurchase, terminate or exchange such options, warrants or other rights.

         This paragraph shall not be construed in any way to limit the power of the board of directors of the Corporation to create and issue options, warrants or other rights.

         FIFTH: Elections of directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

         SIXTH: The Board of Directors of the Corporation may make By-Laws and from time to time may alter, amend or repeal By-Laws.

         SEVENTH: The directors of the Corporation shall be divided into two classes, which shall be as nearly equal in number as possible. The number of directors of the Corporation and the number of directors in each class of directors shall be fixed only by resolution of the board of directors of the Corporation from time to time. The initial term of office of the first such class of directors shall expire at the annual meeting of stockholders in 2005, and the initial term of office of the second such class of directors shall expire at the annual meeting of stockholders in 2006, with each such class of directors to hold office until their successors have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed the directors whose terms expire at such annual meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders in the second year following the year of their election and until their successors have been duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes in such manner as the board of directors of the Corporation shall determine, but no decrease in the number of directors may shorten the term of any incumbent director.

         No director who is part of any such class of directors may be removed except both for cause and with the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as a single class.

         Vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause (other than vacancies and newly created directorships which the holders of any class or classes of stock or series thereof are expressly entitled by this Certificate of Incorporation to fill) shall be filled by, and only by, a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Any director appointed to fill a vacancy or a newly created directorship shall hold office until the next election of the class of directors of the director which such director replaced or the class of directors to which such director was appointed, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

         Notwithstanding the foregoing, in the event that the holders of any class or series of Preferred Stock of the Corporation shall be entitled, voting separately as a class, to elect any directors of the Corporation, then the number of directors that may be elected by such holders voting separately as a class shall be in addition to the number otherwise fixed pursuant to resolution of the board of directors of the Corporation. Except as otherwise provided in the terms of such class or series, (i) the terms of the directors elected by such holders voting separately as a class shall expire at the annual meeting of stockholders next succeeding their election without regard to the classification of other directors and (ii) any director or directors elected by such holders voting separately as a class may be removed, with or without cause, by the holders of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote separately as a class in an election of such directors.

         [TO BE DELETED IF PROPOSAL #4 IS APPROVED: In all elections of directors, each stockholder shall be entitled to as many votes as shall equal the number of votes which (except for this provision) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected, and he may cast all such votes for a single director or may distribute them among the number to be voted for, or to any two or more of them, as he may see fit.]

         EIGHTH: In taking any action, including action that may involve or relate to a change or potential change in the control of the Corporation, a director of the Corporation may consider, among other things, both the long-term and short-term interests of the Corporation and its stockholders and the effects that the Corporation's actions may have in the short term or long term upon any one or more of the following matters:

                  (i) the prospects for potential growth, development, productivity and profitability of the Corporation;

                  (ii) the Corporation's current employees;

                  (iii) the Corporation's employees and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the Corporation;

                  (iv) the Corporation's customers and creditors;

                  (v) the ability of the Corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise to contribute to the communities in which it does business; and

                  (vi) such other additional factors as a director may consider appropriate in such circumstances.

         Nothing in this Article EIGHTH shall create any duty owed by any director of the Corporation to any person or entity to consider, or afford any particular weight to, any of the foregoing matters or to limit his or her consideration to the foregoing matters. No such employee, former employee, beneficiary, customer, creditor or community or member thereof shall have any right against any director of the Corporation or the Corporation under this Article EIGHTH.

         NINTH: No action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. Notwithstanding this Article NINTH, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the provisions of such series.

         TENTH. No provision of Article SEVENTH, EIGHTH, NINTH or ELEVENTH or of this Article TENTH shall be amended, modified or repealed, and no provision inconsistent with any such provision shall become part of this Certificate of Incorporation, unless such matter is approved by the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this Article TENTH shall be in addition to any other vote of the stockholders that may be required by law, this Certificate of Incorporation, the by-laws of the Corporation, any agreement with a national securities exchange or otherwise.

         ELEVENTH: Section 1. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that an exemption from such liability or limitation thereof is not permitted under the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended.

         Section 2. The Corporation shall, to the fullest extent from time to time permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed at the request of the Corporation to serve as a director, officer, partner, manager, trustee or in any other capacity for another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         The right to be indemnified hereunder shall include, without limitation, the right of a director or officer to be paid expenses in advance of the final disposition of any proceedings, upon receipt of an undertaking to repay such amount, unless it shall ultimately be determined that he or she is entitled to be indemnified hereunder.

         A person entitled to indemnification hereunder shall also be paid reasonable costs, expenses and attorneys' fees in connection with the enforcement of rights to the indemnification granted hereunder.

         The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.

         The Board of Directors may take such action as it deems necessary or desirable to carry out these indemnification provisions, including without limitation adopting procedures for determining and enforcing the rights guaranteed hereunder, and purchasing insurance policies; and the Board of Directors is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions, policies and contracts implementing, interpreting and conditioning such provisions or adopting such further and additional indemnification arrangements as may be permitted by law.

         Section 3. Neither the amendment, alternation or repeal of this Article Eleventh, nor the adoption of any provision of this Certificate of Incorporation or of the By-Laws of the Corporation that is inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, alteration, repeal or adoption with respect to acts or omissions occurring prior to such amendment, alteration, repeal or adoption.



         IN WITNESS WHEREOF, I have signed this certificate of incorporation this ___ day of _________, 2004.



                                                 _________________________
                                                      [Name]
                                                      [Title]

ANNEX C

                                     BY-LAWS

                                       OF

                              INTERMAGNETICS, INC.

                                    ARTICLE I
                                  Stockholders

SECTION 1. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date, at such time and at such place within or without the State of Delaware as may be designated by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting. The Board of Directors may determine that an annual meeting shall not be held at any place, but shall instead be held solely by means of remote communication.

SECTION 2. Special Meetings. Except as otherwise provided in the Certificate of Incorporation, a special meeting of stockholders of the Corporation may be called at any time by the Board of Directors. Any special meeting of stockholders shall be held on such date, at such time and at such place within or without the State of Delaware as the Board of Directors shall designate. The Board of Directors may determine that any special meeting of stockholders shall not be held at any special place, but shall instead be held solely by means of remote communication. Except as provided in Section 11 of this Article I, at a special meeting of stockholders, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

SECTION 3. Notice of Meetings. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, a written notice of each meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of the Corporation entitled to vote at such meeting at the stockholder's address as it appears on the records of the Corporation or by a form of electronic transmission to which the stockholder has consented. The notice shall state the place, date and hour of the meeting or the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and may vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

SECTION 4. Quorum. At any meeting of stockholders, the holders of a majority in number of the total outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a different number of shares shall be required by law, by the Certificate of Incorporation or by these By-Laws, in which case the representation of the number of shares so required shall constitute a quorum. Notwithstanding the previous sentence, at any meeting of stockholders at which the holders of any class of stock of the Corporation shall be entitled to vote separately as a class, the holders of a majority in number of the total outstanding shares of such class, present in person or represented by proxy, shall constitute a quorum for purposes of such class vote unless the representation of a different number of shares of such class shall be required by law, by the Certificate of Incorporation or by these By-Laws.

SECTION 5. Adjourned Meetings. Whether or not a quorum shall be present in person or represented at any meeting of stockholders, the chairman of the meeting may adjourn such meeting from time to time. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and the place, if any, thereof, or the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and may vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken or are publicly announced or disclosed. At the adjourned meeting the stockholders or the holders of any class of stock entitled to vote separately as a class, as the case may be, may transact any business which might have been transacted by them at the original meeting.

The Board of Directors may postpone any meeting of stockholders or cancel any special meeting of stockholders by public announcement or disclosure prior to the time scheduled for the meeting.

SECTION 6. Organization. The Chief Executive Officer or, in the absence of the Chief Executive Officer, the Chairman of the Board shall call all meetings of the stockholders to order, and shall act as chairman of such meetings. In the absence of the Chief Executive Officer and the chairman of the Board, the members of the Board of Directors who are present shall elect a chairman of the meeting.

The Secretary of the Corporation shall act as secretary of all meetings of the stockholders; and in the absence of the Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting. It shall be the duty of the Secretary of the Corporation to prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

SECTION 7. Voting. Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of the stock of the Corporation registered in the name of such stockholder upon the books of the Corporation. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. When directed by the presiding officer or upon the demand of any stockholder, the vote upon any matter before a meeting of stockholders shall be by ballot. Subject to the rights of the holders of any series of preferred stock of the Corporation, directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election. Except as otherwise provided by law or by the Certificate of Incorporation, whenever any corporate action, other than the election of directors, is to be taken at a meeting of stockholders, it shall be authorized by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote thereon.

Shares of the stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

SECTION 8. Voting Procedures and Inspectors. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such person's ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at the meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by them; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls.

SECTION 9. Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken by the holders of the Common Stock of the Corporation must be effected at an annual or special meeting of such stockholders and may not be effected by any consent in writing. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken or which may be taken at any meeting of holders of any other class of stock of the Corporation, or a series thereof, may be taken without a meeting, without prior notice and without a vote, if a consent in writing (which may be a telegram, cablegram or other electronic transmission), setting forth the action so taken, shall be dated and shall be signed by the holders of the outstanding stock of such class, or the relevant series thereof, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be written, signed and dated for the purpose of these By-Laws, a telegram, cablegram or other electronic transmission shall set forth or be delivered with information from which the Corporation can determine (i) that it was transmitted by a stockholder or proxy holder or a person authorized to act for a stockholder or proxy holder, and (ii) the date on which it was transmitted, such date being deemed the date on which the consent was signed. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

SECTION 10. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, as the case may be, the Board of Directors shall fix, in advance, a record date, which shall not be (i) more than sixty (60) nor less than ten (10) days before the date of such meeting, or (ii) in the case of corporate action to be taken by consent in writing without a meeting, not more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors, or (iii) more than sixty (60) days prior to any other action.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and the record date for determining stockholders for any other purpose (except corporate action to be taken by consent in writing) shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

If a holder of record of any class of stock of the Corporation, or a series thereof, the holders of which may act by a consent in writing, wishes to have those stockholders authorize or take corporate action by written consent, such stockholder shall, by written notice to the Secretary of the Corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date is fixed by the Board within such ten (10) day period, the record date for determining stockholders entitled to consent to corporate action, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation at its registered office in the State of Delaware or to its principal place of business to the attention of the Secretary of the Corporation. Delivery made to the registered office of the Corporation for this purpose shall be by hand or by certified or registered mail with return receipt requested. If no record date is so fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

SECTION 11. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. The matters to be considered and brought before any meeting of stockholders of the Corporation, including the nomination and election of directors, shall be limited to only those matters that are brought properly before the meeting in compliance with the procedures set forth in this
Section 11.

In order to be properly brought before any annual meeting of stockholders, a matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or (iii) brought before the annual meeting in the manner specified in this Section 11 by a stockholder who holds of record stock of the Corporation entitled to vote at the annual meeting on such matter (including any election of directors) or by a person who holds such stock through a nominee or "street name" holder of record of such stock and can demonstrate to the Corporation such indirect ownership of, and such person's right to vote, such stock.

In addition to any other requirements under applicable law, the Certificate of Incorporation and these By-Laws, persons nominated by stockholders for election as directors of the Corporation and any other proposals by stockholders shall be properly brought before an annual meeting of stockholders only if notice of any such matter to be presented by a stockholder at such meeting (a "Stockholder Notice") is delivered to the Secretary at the principal executive office of the Corporation not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year. If (and only if) an annual meeting of stockholders is not scheduled to be held within a period that commences thirty (30) days before and ends thirty (30) days after such an anniversary date (an annual meeting date outside such period being referred to herein as an "Other Meeting Date"), the Stockholder Notice shall be given in the manner provided in these By-Laws by the later of (i) the close of business on the ninetieth (90th) day prior to such Other Meeting Date or (ii) the close of business on the tenth (10th) day following the date on which such Other Meeting Date is first publicly announced or disclosed by the Corporation.

Any stockholder who wishes to nominate a person for election as a director of the Corporation at an annual meeting of stockholders shall deliver, as part of the Stockholder Notice, a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Corporation the person owns of record and beneficially, as reported to the stockholder by the person, the information regarding the person required to be included in a proxy statement, by the rules and regulations of the Securities and Exchange Commission, for nominees for election as directors, the person's signed consent to serve as a director of the Corporation if elected, the stockholder's name and address, the number and class of all shares of stock of the Corporation the stockholder owns of record and beneficially and, in the case of a person who holds the stock through a nominee or "street name" holder of record, evidence establishing the person's indirect ownership of the stock and right to vote the stock for the election of directors at the meeting and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

Any stockholder who gives a Stockholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of stockholders shall deliver, as part of the Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why the stockholder favors the proposal and setting forth the stockholder's name and address, the number and class of all shares of stock of the Corporation the stockholder owns of record and beneficially, any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable and, in the case of a person who holds stock through a nominee or "street name" holder of record, evidence establishing the person's indirect ownership of the stock and right to vote the stock on the matter proposed at the annual meeting.

As used in these By-Laws, shares "beneficially owned" shall mean all shares which a person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934. If a stockholder is entitled to vote only for a specific class or category of directors at an annual or special meeting of stockholders, the stockholder's right to nominate a person for election as a director at the meeting shall be limited to such class or category of directors.

Notwithstanding any provision of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the next annual meeting of stockholders is increased by virtue of an increase in the size of the Board of Directors and either all of the nominees for director at the next annual meeting of stockholders or the size of the increased Board of Directors is not publicly announced or disclosed by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees to stand for election at the next annual meeting as the result of any new positions created by such increase, if it is delivered to the Secretary at the principal place of business of the Corporation not later than the close of business on the tenth
(10th) day following the first day on which all such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed by the Corporation.

Except as provided in the immediately following sentence, no matter shall be properly brought before a special meeting of stockholders unless the matter shall have been brought before the meeting pursuant to the Corporation's notice of such meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing a director to the Board of Directors, any stockholder entitled to vote for the election of such director at such meeting may nominate a person for election to such position as is specified in the notice of such meeting, but only if the Stockholder Notice required by this Section hereof shall be delivered to the Secretary of the Corporation at the principal place of business of the Corporation not later than the close of business on the tenth (10th) day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced or disclosed.

For purposes of this Section 11, a matter shall be deemed to have been "publicly announced or disclosed" if the matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

In no event shall the adjournment of an annual meeting or a special meeting of stockholders, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 11. This Section shall not apply to (i) any stockholder proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or (ii) any nomination of a director in an election in which only the holders of a particular class of stock of the Corporation (the holders of which may vote by written consent under the Certificate of Incorporation), or a series thereof, are entitled to vote (unless otherwise provided in the terms of such stock).

The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting have been duly given in the manner provided in this Section 11 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

                                   ARTICLE II
                               BOARD OF DIRECTORS

SECTION 1. Number and Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, none of whom need be stockholders of the Corporation. The number of Directors constituting the Board of Directors shall be fixed from time to time by resolution passed by a majority of the Board of Directors. The directors shall, except as hereinafter otherwise provided for filling vacancies, be elected at the annual meeting of stockholders, and shall hold office until their respective successors are elected and qualified or until their earlier resignation or removal.

SECTION 2. Removal, Vacancies and Additional Directors. No director may be removed except both for cause and with the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as a single class. Notwithstanding the previous sentence, whenever any director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class under the provisions of the Certificate of Incorporation, such director may be removed and the vacancy filled only by the holders of 66-2/3% of the voting power of that class of stock voting separately as a class. Except as provided in the Certificate of Incorporation, vacancies caused by any such removal or any vacancy caused by the death or resignation of any director or for any other reason, and any newly created directorship resulting from any increase in the authorized number of directors, may be filled by, and only by, the affirmative vote of a majority of the directors then in office, although less than a quorum, and any director so elected to fill any such vacancy or newly created directorship shall hold office until the director's successor is elected and qualified or until the director's earlier resignation or removal.

When one or more directors shall resign effective at a future date, a majority of the directors then in office, including those who have so resigned, alone shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as herein provided in connection with the filling of other vacancies.

SECTION 3. Place of Meeting. The Board of Directors may hold its meetings in such place or places in the State of Delaware or outside the State of Delaware as the Board from time to time shall determine.

SECTION 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board from time to time by resolution shall determine. No notice shall be required for any regular meeting of the Board of Directors; but a copy of every resolution fixing or changing the time or place of regular meetings shall be sent to every director by mail at least five (5) days, or by telecopy, telegram, cablegram or other electronic transmission or overnight courier at least two (2) days, before the first meeting held in pursuance thereof.

SECTION 5. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by direction of the Chairman of the Board, the Chief Executive Officer or by any two of the directors then in office.

Notice of the day, hour and place of holding of each special meeting shall be given by mailing the same at least five (5) days before the meeting or by causing the same to be transmitted by telephone, telecopy, telegram, cablegram or other electronic transmission or overnight courier at least two (2) days before the meeting to each director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any special meeting.

SECTION 6. Quorum. Subject to the provisions of Section 2 of this Article II, a majority of the members of the Board of Directors in office (but, unless the Board shall consist solely of one director, in no case less than one-third of the total number of directors nor less than two directors) shall constitute a quorum for the transaction of business and a vote of a majority of the directors present at any meeting of the Board of Directors at which a quorum is present shall be an act of the Board of Directors. If at any meeting of the Board there is less than a quorum present, a majority of those present may adjourn the meeting from time to time.

SECTION 7. Organization. The Chairman of the Board or, in the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board of Directors. In the absence of the Chairman of the Board and the Chief Executive Officer, a Chairman shall be elected from among the Directors present. The Secretary of the Corporation shall act as secretary of all meetings of the directors. In the absence of the Secretary of the Corporation, the Chairman may appoint any person to act as secretary of the meeting.

SECTION 8. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval, or (ii) adopting, amending or repealing these By-Laws.

Unless otherwise provided in the Certificate of Incorporation, in these By-Laws or in the resolution of the Board of Directors designating a committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to the subcommittee any or all of the powers and authority of the committee.

SECTION 9. Conference Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, the members of the Board of Directors or any committee designated by the Board, may participate in a meeting of the Board or such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 10. Consent of Directors or Committee in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or the electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee, as the case may be.

SECTION 11. Chairman and Vice Chairmen of the Board. The Board of Directors may elect a Chairman of the Board from among its members. The Chairman of the Board shall preside at all meetings of the Board of Directors and shall have all powers and shall perform all duties incident to the office of Chairman of the Board which may be required by law and shall have such other powers and perform such other duties as may from time to time be assigned by these By-Laws or by the Board of Directors. The Board of Directors also may elect one or more Vice-Chairmen to act in the place of the Chairman upon his or her absence or inability to act.

                                   ARTICLE III
                                    OFFICERS

SECTION 1. Officers. The officers of the Corporation may include a Chairman of the Board, one or more Vice Chairmen of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such additional officers, if any, as shall be elected by the Board of Directors. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Officers may, but need not, be directors. Unless the Certificate of Incorporation otherwise provides, any number of offices may be held by the same person. All officers, agents and employees shall be subject to removal, with or without cause, at any time by the Board of Directors. The removal of an officer without cause shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

In addition to the powers and duties of the officers of the Corporation as set forth in these By-Laws, the officers shall have such authority and shall perform such duties as from time to time may be determined by the Board of Directors.

SECTION 2. Chief Executive Officer. The Board of Directors shall designate one of the officers of the Corporation to be the Chief Executive Officer of the Corporation. Subject to the control of the Board of Directors, the Chief Executive Officer shall have general charge and control of all the business and affairs of the Corporation and shall have all powers and shall perform all duties incident to the position of Chief Executive Officer which may be required by law and such other duties as are required by the Board of Directors. The Chief Executive Officer shall make reports to the Board of Directors and to the stockholders, and shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect. The Chief Executive Officer shall preside at all meetings of the stockholders and shall have such other powers and perform such other duties as may from time to time be assigned by these By-Laws or by resolution of the Board of Directors.

SECTION 3. Chief Operating Officer. The Board of Directors may designate one of the officers of the Corporation to be the Chief Operating Officer of the Corporation. Subject to the control of the Board of Directors and the Chief Executive Officer, the Chief Operating Officer shall have general charge and control of all the operations of the Corporation and shall have all powers and shall perform all duties incident to the position of Chief Operating Officer. The Chief Operating Officer shall act in a general executive capacity and assist the Chief Executive Officer in the administration and operation of the Corporation's business and general supervision of its policies and affairs. The Chief Operating Officer shall have such other powers and perform such other duties as may from time to time be assigned by these By-Laws or by the Board of Directors or the Chief Executive Officer.

SECTION 4. Chief Financial Officer. The Board of Directors may designate one of the officers of the Corporation to be the Chief Financial Officer of the Corporation. Subject to the control of the Board of Directors and the Chief Executive Officer, the Chief Financial Officer shall have general charge and control of the financial affairs of the Corporation and shall have all powers and shall perform all duties incident to the position of Chief Financial Officer. The Chief Financial Officer shall act in a general executive capacity and assist the Chief Executive Officer in the administration and operation of the Corporation's financial affairs. The Chief Financial Officer shall have such other powers and perform such other duties as may from time to time be assigned by these By-Laws or by the Board of Directors or the Chief Executive Officer.

SECTION 5. The President and Vice Presidents. The Board of Directors may elect a President and one or more Vice Presidents of the Corporation. Subject to the control of the Board of Directors and the Chief Executive Officer, the President and each Vice President shall have all powers and shall perform all duties incident to their respective offices which may be required by law and shall have such other powers and perform such other duties as may from time to time be assigned by these By-Laws or by the Board of Directors or the Chief Executive Officer.

SECTION 6. The Secretary. The Board of Directors shall elect a Secretary of the Corporation. The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders in books provided for that purpose. The Secretary shall attend to the giving or serving of all notices of the Corporation; shall have custody of the corporate seal of the Corporation and shall affix the same to such documents and other papers as the Board of Directors or the Chief Executive Officer shall authorize and direct; shall have charge of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors or the Chief Executive Officer shall direct, all of which shall at all reasonable times be open to the examination of any director, upon application, at the principal place of business of the Corporation during normal business hours; and whenever required by the Board of Directors or Chief Executive Officer shall render statements of such accounts. The Secretary shall have all powers and shall perform all duties incident to the office of Secretary and shall also have such other powers and shall perform such other duties as may from time to time be assigned by these By-Laws or by the Board of Directors or the Chief Executive Officer.

SECTION 7. The Treasurer. The Board of Directors shall elect a Treasurer of the Corporation who shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times during normal business hours be open to inspection by any director. The Treasurer shall deposit, or cause to be deposited, all money and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. The Treasurer shall disburse, or cause to be disbursed, the funds of the Corporation as may be ordered by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer. The Treasurer shall render to the Board of Directors, to the Chief Executive Officer or to the Chief Financial Officer, whenever requested, an account of all of his or her transactions as treasurer and of the financial condition of the Corporation, and the Treasurer shall have all powers and shall perform all duties incident to the position of Treasurer which may be required by law and shall have such other powers and perform such other duties as may from time to time be assigned by these By-Laws or by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer.

SECTION 8. Additional Officers. The Board of Directors may from time to time elect such other officers, including a Controller and one or more Assistant Secretaries, Assistant Treasurers and Assistant Controllers, as the Board may deem advisable and such officers shall have such authority and shall perform such duties as may from time to time be assigned to them by the Board of Directors or the Chief Executive Officer.

The Board of Directors, the Chief Executive Officer or the Secretary of the Corporation may from time to time delegate to any Assistant Secretary or Assistant Secretaries any of the powers or duties assigned to the Secretary of the Corporation; and the Board of Directors, the Chief Executive Officer or the Chief Financial Officer may similarly delegate to the Treasurer, the Controller or any Assistant Treasurer or Assistant Controller any of the powers or duties assigned to the Chief Financial Officer.

SECTION 9. Giving of Bond by Officers. All officers of the Corporation, if required to do so by the Board of Directors, shall furnish bonds to the Corporation for the faithful performance of their duties, in such amounts and with such conditions and security as the Board shall require.

SECTION 10. Voting Upon Securities. Unless otherwise ordered by the Board of Directors, each of the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, the Controller, any Assistant Secretary, any Assistant Treasurer and any Assistant Controller shall have full power and authority on behalf of the Corporation to give a consent in writing or to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meeting of holders of interests in any corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise in which the Corporation may hold an interest, and at any such meeting shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such interests. The Board of Directors may from time to time, by resolution, confer like powers upon any other person or persons.

SECTION 11. Compensation of Officers. The officers of the Corporation shall be entitled to receive such compensation for their services as shall from time to time be determined by the Board of Directors.

                                   ARTICLE IV
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed at the request of the Corporation to serve as a director, officer, partner, manager, trustee or in any other capacity for another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 2. Successful Defense. To the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article IV or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

SECTION 3. Determination that Indemnification is Proper. Any indemnification of a present or former director or officer of the Corporation under Section 1 of this Article IV (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the person is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 1. Any indemnification of a present or former employee or agent of the Corporation under Section 1 (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1. Any such determination shall be made with respect to a person who is a director or officer at the time of the determination (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

SECTION 4. Advance Payment of Expenses. Unless the Board of Directors otherwise determines in a specific case, expenses (including attorneys' fees) incurred by a person who is a director or officer at the time in defending a civil or criminal administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this
Article IV. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The Board of Directors may authorize the Corporation's legal counsel to represent a present or former director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

SECTION 5. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware General Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a contract right may not be modified retroactively without the consent of such director, officer, employee or agent.

The rights to indemnification and advancement of expenses provided by this
Article IV shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, insurance policy, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation may enter into an agreement with any of its directors, officers, employees or agents providing for indemnification and advancement of expenses, including attorneys fees, that may change, enhance, qualify or limit any right to indemnification or advancement of expenses created by this Article IV.

SECTION 6. Severability. If this Article IV or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each present or former director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgment, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article IV that shall not have been invalidated and to the fullest extent permitted by applicable law.

SECTION 7. Subrogation. In the event of payment of indemnification to a person described in Section 1 of this Article IV, the Corporation shall be subrogated to the extent of such payment to any right of recovery such person may have and such person, as a condition of receiving indemnification from the Corporation, shall execute all documents and do all things that the Corporation may deem necessary or desirable to perfect such right of recovery, including the execution of such documents necessary to enable the Corporation effectively to enforce any such recovery.

SECTION 8. No Duplication of Payments. The Corporation shall not be liable under this Article IV to make any payment in connection with any claim made against a person described in Section 1 of this Article IV to the extent such person has otherwise received payment (under any insurance policy, By-Law, agreement or otherwise) of the amounts otherwise payable as indemnity hereunder.

                                    ARTICLE V
                             STOCK-SEAL-FISCAL YEAR

SECTION 1. Stock Certificates. The shares of stock of the Corporation shall be represented by certificates unless the Board of Directors provides, by resolution, that some or all shares of any or all classes or series of stock shall be uncertificated shares. Certificates for shares of stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be approved by the Board of Directors. All certificates shall be signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall not be valid unless so signed. Any such signature may be a facsimile.

In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation, removal or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer or officers of the Corporation.

All certificates for shares of stock shall be consecutively numbered as the same are issued. The name of the person owning the shares represented thereby with the number of such shares and the date of issue thereof shall be entered on the books of the Corporation.

Except as hereinafter provided, all certificates surrendered to the Corporation for transfer shall be canceled, and no new certificates shall be issued until former certificates for the same number of shares have been surrendered and canceled.

SECTION 2. Lost, Stolen or Destroyed Certificates. Whenever a person owning a certificate for shares of stock of the Corporation alleges that it has been lost, stolen or destroyed, he or she shall file in the office of the Corporation an affidavit setting forth, to the best of his or her knowledge and belief, the time, place and circumstances of the loss, theft or destruction, and, if required by the Corporation, a bond of indemnity or other indemnification sufficient, in the opinion of the Corporation, to indemnify the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, theft or destruction of any such certificate or the issuance of a new certificate in replacement therefor. Thereupon the Corporation may cause to be issued to such person a new certificate in replacement for the certificate alleged to have been lost, stolen or destroyed. Upon the stub of every new certificate so issued shall be noted the fact of such issue and the number, date and the name of the registered owner of the lost, stolen or destroyed certificate in lieu of which the new certificate is issued.

SECTION 3. Transfer of Shares. Shares of stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof, in person or by his attorney duly authorized in writing, upon surrender and cancellation of certificates for the number of shares of stock to be transferred, except as provided in Section 2 of this Article V.

SECTION 4. Regulations. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

SECTION 5. Dividends. Subject to the provisions of the Certificate of Incorporation, the Board of Directors shall have power to declare and pay dividends upon shares of stock of the Corporation, but only out of funds available for the payment of dividends as provided by law.
Subject to the provisions of the Certificate of Incorporation, any dividends declared upon the stock of the Corporation shall be payable on such date or dates as the Board of Directors shall determine. If the date fixed for the payment of any dividend shall in any year fall upon a legal holiday, then the dividend payable on such date shall be paid on the next day not a legal holiday.

SECTION 6. Corporate Seal. The Board of Directors shall provide a suitable seal, containing the name of the Corporation, which seal shall be kept in the custody of the Secretary. A duplicate of the seal may be kept and be used by the Chairman of the Board, the President or any other officer of the Corporation designated by the Board of Directors.

SECTION 7. Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as the Board of Directors from time to time by resolution shall determine.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

SECTION 1. Checks, Notes, Etc. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money shall be signed and, if so required by the Board of Directors, countersigned by such officers of the Corporation and other persons as the Board of Directors from time to time shall designate. Checks, drafts, bills of exchange, acceptances, notes, obligations and orders for the payment of money made payable to the Corporation may be endorsed for deposit to the credit of the Corporation with a duly authorized depository by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Secretary, the Controller, any Assistant Controller and such other officers or persons, if any, as the Board of Directors from time to time may designate.

SECTION 2. Loans. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

SECTION 3. Contracts. Except as otherwise provided by law or in these By-Laws or as otherwise directed by the Board of Directors, the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President or the Treasurer shall be authorized to execute and deliver, in the name and on behalf of the Corporation, all agreements, bonds, contracts, deeds, mortgages, security agreements and other instruments, either for the Corporation's own account or in a fiduciary or other capacity, and the seal of the Corporation, if appropriate, shall be affixed thereto by any of such officers or the Secretary or an Assistant Secretary. The Board of Directors, the Chairman of the Board, any Vice Chairman, the President or any Vice President designated by the Board of Directors may authorize any other officer, employee or agent to execute and deliver, in the name and on behalf of the Corporation, agreements, bonds, contracts, deeds, mortgages, security agreements and other instruments, either for the Corporation's own account or in a fiduciary or other capacity, and, if appropriate, to affix the seal of the Corporation thereto. The grant of such authority by the Board or any such officer may be general or confined to specific instances.

SECTION 4. Waivers of Notice. Whenever any notice whatever is required to be given by law, by the Certificate of Incorporation or by these By-Laws to any person or persons, a waiver thereof in writing or by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 5. Offices Outside of Delaware. Except as otherwise required by the laws of the State of Delaware, the Corporation may have an office or offices and keep its books, documents and papers outside of the State of Delaware at such place or places as from time to time may be determined by the Board of Directors or the Chief Executive Officer.

                                   ARTICLE VII
                                   AMENDMENTS

These By-Laws and any amendment thereof may be altered, amended or repealed, or new By-Laws may be adopted, by the Board of Directors; but these By-Laws and any amendment thereof may be altered, amended or repealed or new By-Laws may be adopted by the holders of not less than 66-2/3% of the outstanding stock of the Corporation entitled to vote at any annual meeting or at any special meeting, provided, in the case of any special meeting, that notice of such proposed alteration, amendment, repeal or adoption is included in the notice of the meeting.

ANNEX D

                       INTERMAGNETICS GENERAL CORPORATION
                     2000 STOCK OPTION AND STOCK AWARD PLAN
                (as Amended and Restated as of November 16, 2004)


Section 1.        Purpose

         The Plan authorizes the Board to motivate and reward superior performance by providing key Employees and Consultants of the Corporation and its Subsidiaries, and Non-Employee Directors of the Corporation, who are in a position to contribute materially to the long-term success of the Corporation, with options and stock awards with respect to Common Stock of the Corporation. The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation's welfare, and aid in attracting and retaining Employees, Directors and Consultants of outstanding ability.

         Intermagnetics General Corporation, a New York corporation (the "Prior Corporation"), adopted the Plan as of July 26, 2000. The Prior Corporation will be reincorporated into a Delaware corporation, subject to stockholder approval of the reincorporation. As a result of the reincorporation, the Corporation will be the successor by merger to the Prior Corporation, and the Corporation will maintain the Plan for the benefit of key Employees, Consultants and Non-Employee Directors. As of the effective date of the reincorporation, each outstanding Option and Stock Award of the Prior Corporation will be converted into an Option or Stock Award, as applicable, with respect to an equal number of shares of common stock of the Corporation, and upon the same terms and conditions, as the original grant.

Section 2.        Definitions

         Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

         (a) "Board" shall mean the Board of Directors of the Corporation.

         (b) "Change in Control" shall mean the occurrence of any of the following: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the voting power of the then outstanding securities of the Corporation; (ii) during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board of the Corporation in office at the beginning of the period except for changes approved by at least two-thirds of the Directors then in office who were Directors at the beginning of the period; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with or into another corporation (other than a Subsidiary or merger in which the Corporation survives and its outstanding voting stock is not converted or its stockholders have substantially the same proportionate interest in the voting stock of the surviving corporation or its Parent as they did immediately prior to such merger), the disposition of substantially all the assets of the Corporation, or a liquidation or dissolution of the Corporation. So long as there has not been a Change in Control within the meaning of clause (ii), the Board may adopt by two-thirds vote of the "continuing directors" a resolution to the effect that an event described in clauses (i) or (iii) shall not constitute a "Change in Control." For purposes of this clause, "continuing directors" means those members of the Board who either were directors at the beginning of any period of two consecutive calendar years, or were elected by, or on the nomination or recommendation of, at least two-thirds of the then existing "continuing directors."

         (c) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

         (d) "Committee" shall mean any Committee appointed by the Board to administer the Plan, which may consist of two persons who are non-employee directors (as defined in Rule 16b-3(b)(3) under the Exchange Act) and outside directors (as defined in Section 162(m) of the Code).

         (e) "Consultant" shall mean any consultant of the Corporation or its Subsidiaries.

         (f) "Control Person" shall mean any person who, as of the date of grant of an Option, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or of any Parent or Subsidiary.

         (g) "Corporation" shall mean Intermagnetics General Corporation, a Delaware corporation.

         (h) "Director" shall mean any member of the Board.

         (i) "Employee" shall mean any employee of the Corporation or its Subsidiaries, including Directors who are otherwise employed by the Corporation.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934 as it may be amended from time to time.

         (k) "Fair Market Value" shall mean, for any day, the closing price of the Stock on the consolidated market as reported in the Wall Street Journal or such other publication selected by the Board, or, if no sales of Stock have taken place on such date, the closing price of the Stock on the most recent date on which selling prices were quoted, the determination to be made in the discretion of the Board.

         (l) "Grantee" shall mean a person granted an Option under the Plan.

         (m) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock and intended to qualify as an incentive stock option under
Section 422 of the Code, as now or hereafter constituted.

         (n) "Non-Employee Director" shall mean a Director of the Corporation who is not an Employee.

         (o) "NQSO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

         (p) "Options" shall refer collectively to NQSOs and ISOs subject to the Plan.

         (q) "Parent" shall mean any parent corporation as defined in Section 424 of the Code.

         (r) "Performance-Based Stock Awards" shall mean Stock Awards that are subject to vesting or payment based on attainment of performance goals and such other criteria as the Board determines, as described in Section 9(g) below.

         (s) "Plan" shall mean this 2000 Stock Option Plan as set forth herein and as amended from time to time.

         (t) "Stock" shall mean shares of the Common Stock of the Corporation.

         (u) "Stock Award" shall mean an award of restricted or unrestricted Stock pursuant to Section 9 of the Plan.

         (v) "Subsidiary" shall mean any subsidiary corporation as defined in
Section 424 of the Code.

Section 3.        Shares of Stock Subject to the Plan

         Subject to the provisions of Section 11, the Stock which may be issued or transferred pursuant to Options and Stock Awards granted under the Plan shall not exceed:

         (a) 3,051,000 shares in the aggregate, which may be issued or transferred pursuant to Options and Stock Awards, plus

         (b) An additional 1,500,000 shares in the aggregate, which may be issued or transferred only pursuant to Performance-Based Stock Awards granted on or after November 16, 2004.

         Stock issuable upon the exercise of any Option or grant of a Stock Award may be authorized but unissued shares or reacquired shares of Stock. If any unexercised Options or Stock Awards lapse, are forfeited or terminate for any reason, the Stock covered thereby may again be granted under the Plan. If any Performance-Based Stock Awards from the aggregate number described in subsection (b) above lapse, are forfeited or terminate for any reason, the Stock covered thereby may again be granted as Performance-Based Stock Awards under subsection (b) above.

         More than one Option or Stock Award may be granted to one person. Subject to the provisions of Section 11, the maximum number of shares for which an individual may receive grants under the Plan during any calendar year is 750,000 shares.

Section 4.        Administration of the Plan

         The Plan shall be administered by the Board or (as described below) by the Committee. To the extent the Board has designated a Committee to administer the Plan, references herein to the "Board" shall be deemed to refer to such Committee. Subject to the express provisions of the Plan, the Board shall have the authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of stock option agreements thereunder and to make all other determinations necessary or advisable for the administration of the Plan and all decisions and determinations of the Board shall be final, conclusive and binding on all persons for all purposes. Any controversy or claim arising out of or related to this Plan or the Options or Stock Awards granted thereunder shall be determined unilaterally by, and at the sole discretion of, the Board. The Board's decisions and determinations under the Plan need not be uniform and may be made selectively among Grantees, whether or not such Grantees are similarly situated.

Section 5.        Types of Options

         Options granted under the Plan may be of two types: ISOs and NQSOs. The Board shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs or both, but shall clearly designate the nature of each Option at the time of grant. Consultants and Non-Employee Directors shall only receive NQSOs.

Section 6.        Grant of Options to Employees and Consultants

         (a) Key Employees and Consultants of the Corporation and its Subsidiaries shall be eligible to receive Options under the Plan.

         (b) The exercise price per share of Stock subject to an Option granted to an Employee or Consultant shall be determined by the Board, provided, however, (i) that the exercise price of each share subject to an ISO shall be not less than 100% of the Fair Market Value of a share of the Stock on the date such ISO is granted, (ii) that such exercise price shall not be less than 110% of such Fair Market Value for any ISO granted to a Control Person, and (iii) that the exercise price of each share subject to an NQSO shall be not less than 85% of the Fair Market Value of a share of the Stock on the date such NQSO is granted.

         (c) The term of each Option granted to an Employee or Consultant shall be determined by the Board, provided that no Option shall be exercisable more than ten years from the date such Option is granted, and provided further that no ISO granted to a Control Person shall be exercisable more than five years from the date of Option grant.

         (d) The Board shall determine and designate from time to time the Employees and Consultants who are to be granted Options, the nature of each Option granted and the number of shares of Stock subject to each such Option.

         (e) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any Parent or Subsidiary corporation shall not exceed $100,000.

         (f) The Board, in its sole discretion, shall determine whether any Option granted to an Employee or Consultant shall become exercisable in one or more installments and specify the installment dates. The Board may also make such other provisions, not inconsistent with the terms of this Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify any ISO under the provisions of Section 422 of the Code. Notwithstanding any determination by the Board regarding the exercise period of any Option granted to an Employee or Consultant, all outstanding Options shall immediately become exercisable upon a Change in Control of the Corporation.

         (g) The Board may, at any time, grant new or additional Options to any eligible Employee or Consultant who has received Options previously under this Plan, or options under other plans, whether such prior Options or other options are still outstanding, have been exercised in whole or in part, or have been canceled. The exercise price of such new or additional Options may be established by the Board, subject to Section 6(b) hereof, without regard to such previously granted Options or other options. Notwithstanding anything in the Plan to the contrary, however, the Board may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Corporation provide prior approval for such repricing.

         (h) Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an exercise price not less than 85% of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee's death, disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

Section 7.        Grants of Options to Non-Employee Directors

         (a) Subject to any requirements of applicable law, the Board may make grants of Options to Non-Employee Directors with such terms consistent with
Section 6 as the Board deems appropriate.

         (b) The exercise price of each share of Stock subject to an Option granted to a Non-Employee Director shall equal the Fair Market Value of a share of Stock on the date such Option is granted. Payment of the exercise price for the shares being purchased may be made (i) in cash, (ii) by the surrender of shares of Stock (at then Fair Market Value) owned by the Non-Employee Director or (iii) through a broker pursuant to procedures permitted by Regulation T of the Federal Reserve Board. Shares used to pay the exercise price of an Option shall have been held for the requisite period of time to avoid adverse accounting consequences to the Corporation.

         (c) Notwithstanding the exercise period of any Option granted to a Non-Employee Director, all such outstanding Options shall immediately become exercisable upon a Change in Control of the Corporation.

Section 8.        Exercise of Options

         (a) Upon the exercise of any Option, the Grantee shall pay the exercise price for the shares being purchased in (i) cash, (ii) by surrender of shares of Stock (at their Fair Market Value) owned by the Grantee, if permitted by such stock option agreement, or (iii) through a broker pursuant to procedures permitted by Regulation T of the Federal Reserve Board. Shares used to pay the exercise price of an Option shall have been held for the requisite period of time to avoid adverse accounting consequences to the Corporation.

         (b) The number of shares which are issued pursuant to the exercise of an Option shall be charged against the maximum limitation on shares set forth in
Section 3 hereof.

         (c) Except as provided in Section 12, no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant.

         (d) Except as provided in Section 12, no Option granted to a Non-Employee Director shall be exercised unless at the time of such exercise the Grantee is then a Non-Employee Director.

         (e) Before the Company issues Stock to a Grantee pursuant to the exercise of an NQSO or the grant or vesting of a Stock Award, the Corporation shall have the right to require that the Grantee make such provision, or furnish the Corporation such authorization, necessary or desirable so that the Corporation may satisfy its obligation, under applicable tax laws, to withhold for income or other taxes due upon or incident to such exercise, grant or vesting. Grantees may elect (hereinafter a "Withholding Election") either:

                  (i) to have the Corporation withhold, from the Stock to be issued pursuant to such exercise, grant or vesting, such number of such shares of Stock which, or

                  (ii) to surrender to the Corporation such number of shares of Stock already owned by the Grantee which,

                  (iii) at their Fair Market Value on the date as of which the Option exercise or the grant or vesting of Stock Awards is taxable for federal income tax purposes (the "Tax Date"), shall be sufficient to satisfy the Corporation's withholding obligation with respect to the Option exercise or the grant or vesting of Stock Awards. Notwithstanding the foregoing, the amount of Shares that may be withheld may not exceed the Corporation's minimum federal (including
         FICA), state and local withholding tax obligation with respect to the Option exercise or the grant or vesting of Stock Awards. A Withholding Election may be made applicable with respect to a particular Option exercise or the grant or vesting of particular Stock Awards, to all previously granted Options and Stock Awards or to all Options or Stock Awards to be granted in the future. A Withholding Election may be made continuing until revoked by the Grantee.

The Board may adopt such rules, forms and procedures as it considers necessary or desirable to implement this Section 8, which rules, forms and procedures shall be binding upon all Grantees, and which shall be applied uniformly to all Grantees similarly situated.

Section 9.        Stock Awards

         The Board may issue or transfer shares of Stock to an Employee, Non-Employee Director or Consultant under a Stock Award, upon such terms as the Board deems appropriate. The following provisions are applicable to Stock
Awards:

         (a) The Board shall determine the number of shares of Stock to be issued or transferred pursuant to a Stock Award. Shares of Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the grant instrument as the restriction period.

         (b) If the Grantee ceases to be employed by, or provide service to, the Company during a period designated in the grant instrument as the restriction period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the grant as to which the restrictions have not lapsed, and those shares of Stock must be immediately returned to the Corporation. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         (c) During the restriction period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a successor upon death. Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the grant agreement. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Board may determine that the Corporation will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Corporation will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

         (d) Unless the Board determines otherwise, during the restriction period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board.

         (e) All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable restriction period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any restriction period.

         (f) The Board may issue a Stock Award in the form of "Restricted Units" that convert into Stock upon the lapsing of restrictions set by the Board. Unless the Board determines otherwise, the Grantee shall not have the right to vote Restricted Units, but Restricted Units shall otherwise be treated as Stock Awards pursuant to the terms of this Plan.

         (g) The Board may grant Performance-Based Stock Awards, which are Stock Awards that are subject to vesting or payment based on attainment of performance goals and such other criteria as the Board determines, including (but not limited to) grants of "qualified performance-based compensation" as described in
Section 10 below. Performance-Based Stock Awards shall have such terms as the Board determines and may provide for full or partial vesting or payment upon a Change in Control or other circumstances as the Board deems appropriate.

Section 10.       Qualified Performance-Based Compensation

         (a) The Board may determine that Stock Awards granted to an Employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code. The provisions of this Section 10 shall apply to grants of Stock Awards that are to be considered "qualified performance-based compensation" under section 162(m) of the Code. Stock Awards that are designated as "qualified performance-based compensation" must be granted by a Committee consisting of "outside directors" under section 162(m) of the Code.

         (b) When Stock Awards that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the performance period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Corporation and its Subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

         (c) The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

         (d) If Stock Awards are granted under this Section 10, not more than 750,000 shares of Stock may be granted to an Employee under the Stock Awards for any calendar year in the performance period.

         (e) The Committee shall certify and announce the results for each performance period to all Grantees immediately following the announcement of the Corporation's financial results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards for the performance period shall be forfeited or shall not be made, as applicable.

         (f) The Committee may provide that Stock Awards shall be granted or restrictions on Stock Awards shall lapse, in whole or in part, in the event of the Grantee's death or disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m).

Section 11.       Adjustment Upon Changes in Capitalization

         In the event of any reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares or any other change in corporate structure which in the judgment of the Board materially affects the value of shares, the Board may determine the appropriate adjustments if any, to the number and class of shares authorized to be issued or transferred under the Plan and the number and class of shares and exercise price per share set forth in any Option or Stock Award theretofore granted, provided that no such adjustments shall be made to any ISO without the Grantee's consent, if such adjustment would cause such ISO to fail to qualify as such.

Section 12.       Termination of Relationship with the Corporation

         (a) Upon the termination of an Employee's employment or a Consultant's consulting relationship with the Corporation for any reason (except as otherwise set forth in this Section 12(a)), such Grantee's Options shall cease vesting as of the date of termination and shall terminate 90 days after such termination of employment or service (or after such other period as the Board shall determine). Unless the Board determines otherwise, upon termination of an Employee's employment as a result of retirement (at or after age 55 and five years of service), disability or death, such Grantee or his or her legal representative may exercise any outstanding and then exercisable installments of his or her Options for a period not to exceed: (i) one year from the date of such termination in the case of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), and (ii) six months from the date of such termination in the case of retirement or other disability (as determined by the Board), provided, however, that in no event shall the period extend beyond the expiration of the Option term. Unless the Board determines otherwise, in no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination, retirement, disability, or death, as the case may be. In the case of an Employee or Consultant, a transfer among the Corporation and its Subsidiaries shall not be deemed to be a termination of the employment or consulting relationship. Unless the Board determines otherwise, if a Grantee changes from the status of an Employee to a Consultant, or from a Consultant to an Employee, the Grantee's outstanding Options will cease vesting, but the Grantee may retain his or her then exercisable Options during the Grantee's employment or service with the Corporation and its Subsidiaries (but not later than the expiration of the Option term). When the Grantee subsequently ceases to be an Employee or Consultant, the foregoing provisions of this subsection (a) shall apply.

         (b) Upon a Non-Employee Director ceasing to be a Non-Employee Director of the Corporation for any reason (except as otherwise set forth in this Section 12(b)), such Grantee's Options shall cease vesting as of the date of termination and shall terminate 90 days after such termination of service. Unless the Board determines otherwise, upon the Grantee ceasing to be a Non-Employee Director as a result of retirement (at or after age 70 or after five consecutive terms as a Non-Employee Director), disability (as determined by the Board) or death, the Non-Employee Director's outstanding Options shall become fully exercisable, and the period during which such Grantee may exercise his or her outstanding Options shall not exceed: (i) one year from the date of death or disability, and (ii) two years from the date of retirement, provided, however, that in no event shall the period extend beyond the expiration of the Option term. Unless the Board determines otherwise, if a Non-Employee Director becomes an Employee or Consultant, the Non-Employee Director's outstanding Options shall continue to vest during his or her employment or service with the Corporation and its Subsidiaries and the change in status shall not be considered a termination of the Non-Employee Director's service with the Company. When the Grantee subsequently ceases to be an Employee or Consultant, the provisions of Section 12(a) shall govern. Unless the Board determines otherwise, and except as provided above, in no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination, retirement, disability or death, as the case may be.

         (c) Subject to the foregoing, in the event of death, Options may be exercised by a Grantee's legal representative.

Section 13.       General Provisions

         (a) Each grant shall be evidenced by a written stock option or stock award agreement. ISOs and NQSOs may be granted to Employees simultaneously and subject to a single stock option agreement, provided, however, that in no event shall a NQSO be granted in tandem with an ISO such that the exercise of one affects the right to exercise the other. The terms and provisions of such stock option or stock award agreements (including the exercise price specified therein) may vary among Grantees and among different Options or Stock Awards granted to the same Grantee.

         (b) The grant of an Option or Stock Award in any year shall not give the Grantee any right to similar grants in future years or any right to continue such Grantee's employment or consultant relationship with the Corporation or its Subsidiaries. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

         (c) No Grantee, and no beneficiary or other persons claiming under or through the Grantee shall have any right, title or interest by reason of any Option or Stock Award to any particular assets of the Corporation or its Subsidiaries, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Option or Stock Award except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option or Stock Award.

         (d) No Option, Stock Award or other right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the Grantee. Notwithstanding the foregoing, a Grantee may transfer a NQSO to his or her family members or to a trust for family members for estate planning purposes, provided the Grantee gives the Corporation advance written notice of the transfer and subject to the completion of any required forms.

         (e) Notwithstanding any other provision of this Plan or stock option or stock award agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Stock under this Plan prior to fulfillment of all of the following conditions:

                  (1) The listing, or approval for listing upon notice of issuance, of such shares on any securities exchange on which the Stock may then be traded;

                  (2) Any registration or other qualification of such shares under any state or federal law or regulation, or other qualification which the Board shall, in its absolute discretion and upon the advice of counsel, deem necessary or advisable;

                  (3) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Board shall, in its absolute discretion and upon the advice of counsel, determine to be necessary or advisable; and

                  (4) The execution by the Grantee (or the Grantee's legal representative) of such written representation that the Board may in its sole discretion deem necessary or advisable to the effect that the shares then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such shares in any manner which may result in a violation of the Securities Act of 1933, as amended, and the placement upon certificates for such shares of an appropriate legend in connection therewith.

         (f) The issuance of shares of Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

         (g) In the case of a grant of an Option or Stock Award to any Employee or Consultant of a Subsidiary, the Corporation may, if the Board so directs, issue or transfer the shares covered by the Option or Stock Award to the Subsidiary, for such lawful consideration as the Board may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the Employee or Consultant in accordance with the terms of the Plan and the stock option agreement relating to such Option.

Section 14.       Amendment or Termination

         (a) The Board may, at any time, alter, amend, suspend, discontinue or terminate this Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Options or Stock Awards previously granted hereunder and, provided further, however, that any shareholder approval necessary or desirable in order to comply with section 422 or 162(m) of the Code (or other applicable law or regulation) shall be obtained in the manner required therein.

         (b) If Stock Awards are granted as "qualified performance-based compensation" under Section 10 above, the Plan must be reapproved by the shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 10, if required by section 162(m) of the Code or the regulations thereunder.

Section 15.       Duration of Plan

         This Plan was originally effective as of July 26, 2001. The Plan as adopted by the Corporation pursuant to the reincorporation is effective as of November 16, 2004. The Plan shall terminate on July 26, 2010, which is ten years from the date of board approval of the adoption of the Plan by the Prior Corporation, and no Option or Stock Award may be granted under the Plan thereafter, but such termination shall not affect any Options or Stock Awards theretofore granted.

ANNEX E

                             AUDIT COMMITTEE CHARTER

1.   MISSION STATEMENT

     The audit committee (the "Committee") will assist the Board of Directors (the "Board") of Intermagnetics General Corporation (the "Company") in fulfilling the Board's general oversight and monitoring of the independent auditor's participation in the Company's financial reporting process, the Company's process for financial reporting, its system of internal control, audit process, and process for monitoring compliance with legal and regulatory requirements. In performing its duties, the Committee will maintain effective working relationships with the Board, management and the Company's auditors. The primary objective of the Committee in fulfilling its responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external auditors.

2.   ORGANIZATION

     2.1. Committee Composition: The Committee shall consist of not less than three (3) members who shall be appointed annually by the Board. The Board shall designate one (1) member of the Committee to serve as Chair.

     2.2. Member Qualifications: Each member should make a unique and valuable contribution to the Committee. Members must have the ability to: recognize the significance of the Committee; dedicate the time and energy necessary to accomplish the Committee's role; understand the Company's business, risks and controls; read and understand fundamental financial statements; and offer new and different perspectives and constructive suggestions. At least one member of the Committee shall have accounting or related financial management expertise. In addition, Committee members will satisfy the qualification requirements for audit committee members set forth in any rules, regulations or laws applicable to the Company.

          Compensation of the members shall be as determined by the Board of Directors. No member of the Committee may receive any compensation from the Company other than director's fees.

     2.3. Independence of Members: Members of the Committee shall be independent. A member shall be considered independent if he or she has no relationship with the Company that may interfere with his or her independence from management, or if he or she is an "independent director" as that term may be defined by applicable rules, regulations or laws.

     2.4. Meetings: The Committee shall schedule and hold regular meetings with sufficient frequency to carry out its responsibilities. Whenever possible, Committee meetings will be scheduled in conjunction with meetings of the full Board. Committee meetings shall, when appropriate, include the Company's external auditors and appropriate management representatives (e.g., President, CFO).

3.   AUDIT COMMITTEE ACTIVITIES

     The principal activities of the Audit Committee will generally include the following:

     3.1. Review of Charter: Review and reassess the adequacy of this Charter annually and submit it to the Board for approval along with any recommended changes.

     3.2. Internal Control: The Committee shall review and evaluate corporate policies and controls and ensure that the Company's external auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal controls and other matters related to the Company's financial processes.

     3.3. Financial Reporting:

          3.3.1. The Committee shall review the Company's audited financial statements and annual audit process. Generally, the Committee shall:

               o review the overall audit plan with the independent auditor and management responsible for maintaining the Company's accounts and preparing the Company's financial statements (the "Senior Accounting Executive").

               o review and discuss with management and the independent auditor:

                     (i) the Company's annual audited financial statements, including any significant reporting issues that arose in connection with the preparation of the statements;

                     (ii) the adequacy of the Company's internal financial reporting controls; and

                     (iii) major changes in, and questions regarding, accounting and auditing principles and procedures.

               o review and discuss with the independent auditor (outside the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

               o review and discuss with the independent auditor (outside the presence of management) any problems or difficulties the auditor may have with management or others including any management letter provided by the auditor and the Company's response to that letter. This review shall include any difficulties encountered by the auditors in the course of performing its audit, including any restrictions on the scope of its activities or access to information.

               o review and discuss any major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management

               o discuss with the independent auditor issues that may be brought to the Committee's attention pursuant to any applicable Statement on Auditing Standards (e.g. SAS No.
                    61).

               o based on the Committee's review and discussions with management and the independent auditors of the matters outlined above, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual report on Form 10-K.

               o    prepare the Audit Committee Report required by Item 306 of
                    Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

          3.3.2. The Committee shall review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions between the Chair of the Committee, or the full Committee and the independent auditor of such issues as may be brought to their attention pursuant to Statement on Auditing Standards No. 71.

     3.4.     Selection, Performance and Independence of Independent Auditors:
              The Committee shall:

          3.4.1. have the sole authority and responsibility for the appointment and termination of the Company's independent auditors, as well as being responsible for setting the compensation and retention terms for, and overseeing and evaluating the performance of.

          3.4.2 request that the independent auditor provide the Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, and review and discuss the independence of the auditor with the Committee and the independent auditor. The Committee shall recommend that the Board take appropriate action, if necessary, to ensure the independence of the auditor.

     3.5. Investigations: The Board may request that the Committee review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with applicable laws, regulations or Company policy.

     3.6. Procedures for Complaints: The Audit Committee will establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     3.7. Other Oversight Functions: The Committee will perform such other oversight functions as may be requested by the Board.

4.   SCOPE OF RESPONSIBILITIES

     4.1. In performing its responsibilities, the Committee shall be entitled to rely upon advice and information it receives in its discussions and communications with management and the independent auditors. The Committee shall have the authority to retain special legal, accounting or other professional advisors to the Committee. The Committee shall also have the authority to request that any Company officer or employee, outside legal counsel, independent auditor or other professional retained by the Company to render advice, attend meetings of the Committee or cooperate with any investigation conducted by the Committee. The Committee has authority to cause the Company to pay the compensation of such advisors, without further action by the Board.

     4.2. Notwithstanding the powers and responsibilities of the Committee as set forth in this Charter, the Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and the independent auditor (to the extent consistent with the independent auditor's scope of review). It is also not the duty of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws, regulations or Company policies.

                                         INTERMAGNETICS GENERAL CORPORATION
                            Proxy for Annual Meeting of Shareholders, November 16, 2004

      The undersigned hereby appoints Glenn H. Epstein and Michael K. Burke or any one of them acting singly with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of
Intermagnetics General Corporation to be held on November 16, 2004, and any adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side and on any other matters properly brought before the meeting or any adjournments thereof, all as set forth in the September 27, 2004 proxy statement.

                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                        INTERMAGNETICS GENERAL CORPORATION

                            PLEASE MARK YOUR CHOICE LIKE THIS |X| IN BLUE OR BLACK INK
                                           I PLAN TO ATTEND MEETING |_|

                      YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES AND FOR THE AMENDMENTS TO REINCORPORATE THE
COMPANY TO DELAWARE; THE CERTIFICATE OF INCORPORATION; AND TO THE 2000 STOCK OPTION AND AWARD PLAN.

1.    Election of the following  nominees as directors (voting  cumulatively as set forth in the September 27, 2004 proxy statement):  John M. Albertine, Glenn H. Epstein, and Larry G. Garberding.

      For all        Withhold for     Withhold for the following only:     To cumulate votes for individual
      nominees       all nominees     (Write the name of the nominee(s)    directors, fill in the name of the
                                      in the space below)                  nominee(s) below and indicate such votes:

       |_|            |_|             _________________________________    ________________________________________


2.    To approve the reincorporation of the Company in the State of Delaware; including the merger of the Company with and into a wholly owned Delaware subsidy of the Company pursuant to the Merger Agreement.

      For         Against        Abstain
      |_|           |_|            |_|



3.    To approve the amendment of the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized to be issued by the Company from forty million (40,000,000) to eighty million
      (80,000,000).

      For         Against        Abstain
      |_|           |_|            |_|

4.    To amend the Company's Certificate of Incorporation to provide for election of directors by a plurality of the votes cast.

      For         Against        Abstain
      |_|           |_|            |_|



5.    To approve certain amendments to, and to restate the 2000 Stock Option and Stock Award Plan (the "2000 Plan")
      which increases by 1,500,000 the number of shares of Common Stock of the Company available for issuance solely for performance-based stock awards under the 2000 Plan.

      For         Against        Abstain
      |_|           |_|            |_|


Your signature on the proxy is your  acknowledgement of receipt of the Notice of Meeting and Proxy Statement,  both dated September 27, 2004


                                               (SIGNATURE SHOULD BE EXACTLY AS NAME OR NAMES APPEAR ON THIS PROXY.
                                               IF STOCK IS HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY
                                               ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
                                               FULL TITLE.)

                                               Date
                                               -------------------------------------------------------------------

                                               Signature
                                               -------------------------------------------------------------------

                                               Signature
                                               -------------------------------------------------------------------

                                               THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR ALL OF THE
                                               ABOVE MATTERS UNLESS OTHERWISE INDICATED, AND IN THE DISCRETION OF
                                               THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE
                                               MEETING.